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                                                                   EXHIBIT 10.52

Dated                                3 August                               2000

WITTAYU REALTY LIMITED

And

RAZORFISH LIMITED

And

RAZORFISH INC

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AGREEMENT FOR LEASE

Relating to

Berry House 4 Berry Street London EC1R OAA

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                                                                          [LOGO]

                                                                SPEECHLY BIRCHAM
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                                    CONTENTS

1.  Definitions ........................................................       1

2.  Interpretation .....................................................       7

3.  National Conditions ................................................       8

4.  The Landlord's Works and Off-Site Works ............................       8

5.  Certificates and Inspection ........................................      13

6.  Ascertainment of Net Internal Area .................................      15

7.  Defects and Duty of Care ...........................................      16

8.  The Tenant's Works and the Tenant's Fitting Out Works and Access ...      16

9.  Licence Fee ........................................................      20

10. Insurance ..........................................................      20

11. Title ..............................................................      21

12. Matters to which the Premises are subject ..........................      21

13. Grant Of the Lease .................................................      22

14. Alienation and Non-Severability ....................................      23

15. Acknowledgement and Interest .......................................      23

16. Termination ........................................................      24

17. VAT ................................................................      25

18. Notices ............................................................      25

19. Guarantor's Obligations ............................................      26

20. Disputes ...........................................................      27

21. Applicable Law and Jurisdiction ....................................      29

22. Non Merger .........................................................      29
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                                   AGREEMENT

Dated                                3 August                               2000

PARTIES

(1) WITTAYU REALTY LIMITED (incorporated in Jersey) care of Strachan Visick Limited of 1 Harley Street London W1N 1DA (the Landlord); and

(2) RAZORFISH LIMITED (registered number 3016034) having its registered office at 2 East Poultry Avenue London EC1A 9PT (the Tenant); and

(3) RAZORFISH INC (file number 333-30410) having its registered office at 107 Grand Street New York NY 10013 USA (the Guarantor)

NOW IT IS HEREBY AGREED as follows:

1.    Definitions

In this Agreement unless the context otherwise requires:

1.1 Access Certificate: means the certificate of the Architect certifying the Access Date;

1.2 Access Date: means the date not more than 28 days before the date of Practical Completion upon which the Landlord's Works have reached such a state of readiness as to enable the Tenant to commence the fitting out of the Premises which will not be until:

      1.2.1 the Landlord's Works have reached a state sufficient for the Tenant to gain unrestricted access to the whole of the Premises for fitting out so as to ensure

            (a) that the Tenant shall have reasonable pedestrian and vehicular access to and egress from the Premises and to the public highway at all times


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            (b)   that the foul drainage to the Premises are connected to the public sewer

            (c) that electricity gas telephone and water services are available to the Premises subject only to service connections which require an occupier's application to a service or statutory undertaking

            (d) that the Tenant shall be able to proceed with the Tenant's Fitting Out Works without any material interruption or delay by reason of any of the remainder of the Landlord's Works and

            (e) there shall be laid out an area immediately adjacent to the Premises to sufficient standard to enable the plant and machinery and equipment of the Tenant its contractors and sub-contractors to be delivered to the building for the purposes of and until completion of the Tenant's Fitting Out Works

      1.2.2       the Premises are secure water tight and weather proof

1.3 Alternative Approved Documents: means the whole of the plans drawings sections elevations specifications copies of which have been identified and signed by the parties hereto as modified from time to time in accordance with this Agreement;

1.4 Approved Documents: means the plans drawings sections elevations specifications copies of which have been identified and signed by the parties hereto as modified from time to time in accordance with this Agreement relating to the Landlord's Works excluding those which relate to the construction of additional space on the west elevation of the Premises at third floor level but including the Mezzanine Works;

1.5 Architect: Andrew Forman of Finch Forman, 20 Bridge Wharf, 156 Caledonian Road, London N1 9UU or such other reputable architect (being a professional associate or fellow of the Royal Institute of British Architects) or firm or company (one at least of whose members or directors shall be so qualified) notified in advance of appointment to the Tenant as may be appointed by the Landlord;


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1.6   Building Contract: the building contract for the Landlord's Works made or to be made between the Landlord (1) and the Building Contractor (2) in substantially the form of JCT 80 Standard Form Management Contract with such amendments which will not materially adversely affect the Tenant as the Landlord and the Building Contractor may agree

1.7 Building Contractor: John Mowlem or such other reputable building contractor or contractors notified in advance to the Tenant to be employed by the Landlord;

1.8 Certificate of Making Good Defects: the certificate of making good defects to be issued by the Architect pursuant to the Building Contract following the expiry of the Defects Period;

1.9 Certificate of Practical Completion: the certificate of practical completion to be issued by the Architect pursuant to the Building Contract;

1.10 Date of Practical Completion: the date stated in the Certificate of Practical Completion as being the date on which the Landlord's Works have reached practical completion;

1.11  Defects Period: twelve months after the Date of Practical Completion;

1.12 Deed of Release: the Deed of Release and Grant and Covenant to be made between (1) Choice Win Investment Ltd and (2) the Landlord in the form of the draft annexed with such amendments which will not materially affect the Tenant as the parties thereto may agree;

1.13 Force Majeure: fire, storm, tempest, flood or other adverse weather conditions, civil war hostilities, revolution, military or usurped power and war, labour lock-outs, strikes and other industrial disputes, riot, commotion, disorder, Government decree and other matters reasonably beyond the control of the relevant party caused otherwise than as a result of the negligence of the relevant party and provided that the members of the professional team appointed by the Landlord are properly qualified to carry out the works for which they have been appointed;


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1.14  Landlord's Consents and Tenant's Consents: all permissions licences and approvals under the Planning Acts the building regulations and under any other statute bye-law or regulation of any competent authority and which respectively are necessary in relation to the Landlord's Works and/or the Tenant's Fitting Out Works;

1.15 Landlord's Solicitors: Speechly Bircham of 6 St Andrew Street London ECA 3LX (Reference: SAP/216718);

1.16  Landlord's Surveyor: Stirling Ackroyd of 106 St John Street London EC4;

1.17 Landlord's Warranties: the deeds of collateral warranties to be procured by the Landlord in accordance with Clause 7.3 hereof;

1.18 Landlord's Works: the works including the Mezzanine Works described in the Approved Documents or (if the Landlord gives notice pursuant to Clause 4.1.2) the Alternative Approved Documents;

1.19 Landlord's Works Completion Date: 16 March 2001 or such other date as may be fixed pursuant to clause 4.2 of this Agreement;

1.20  Lease: a lease of the Premises in the form of the draft annexed hereto;

1.21  Long Stop Date: 30 June 2001;

1.22 Licence for Alterations: a licence to carry out the Tenant's Fitting Out Works in the form of the draft licence annexed hereto;

1.23 Mechanical and Electrical Engineer: Fulcrum Consulting or such other reputable mechanical and electrical engineer as may be appointed by the Landlord and notified in advance of appointment to the Tenant;

1.24 Mezzanine Documents: the plans drawings sections elevations and specifications describing the Mezzanine Works forming part of the Approved Documents as modified from time to time in accordance with this Agreement which shall include drawing number 1568/1/105 Revision P3 unless the Tenant requests in writing that


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      the drawing contained in the Approved Documents titled "Alternative
      Mezzanine Floor Layout" is substituted for that drawing on or before 30 September 2000;

1.25 Mezzanine Works: the construction of a new mezzanine floor at third floor level constructed from a light steel frame with timber floor infill;

1.26 Net Internal Area: the net internal area in square feet of the Premises ascertained in accordance with the latest Code of Measuring Practice of the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers;

1.27 Off Site Works: means the works to be carried out on the site adjoining the Premises the comprising:

      1.27.1 The construction of the Piazza in front of the Building including (for the avoidance of doubt) the link bridge between the Premises and the access route referred to in 1.27.2 below and

      1.27.2 The provision of a vehicular access route linking St John Street to the Piazza in all material respects of the form shown on the planning permission drawing marked "A" annexed hereto Provided Always that the landlord shall be entitled to alter the location of such access route

1.28 Planning Acts: the Town and Country Planning Act 1990 the. Planning (Listed Buildings and Conservation Areas) Act 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Consequential Provisions) Act 1990 and the Planning and Compensation Act 1991;

1.29 Premises: part of the Landlord's freehold property known as Berry House 4 Berry Street London EC1R 0AA as the same is registered at HM Land Registry under title number NGL776788 more particularly described in the Lease;

1.30 Prescribed Rate: interest at four per centum per annum above the base lending rate of the Royal Bank of Scotland plc from time to time;


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Dated                                                                       2000

                          CHOICE WIN INVESTMENT LTD (1)

                           WITTAYU REALTY LIMITED (2)

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                       DEED OF RELEASE GRANT AND COVENANT

              in respect of premises at Berry House London EC1 and
            adjoining premises to the west between Northburgh Street
                          and St John Street London EC1

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                                HM Land Registry

                             Land Registration Acts

County and District (or         :           London Borough of Islington
London Borough)

Title Numbers                   :           NGL776788 and NGL362768


Property                        :           premises at Berry House 4 Berry
                                            Street London EC1 and adjoining
                                            premises to the west between
                                            Northburgh Street and St John Street
                                            London EC1

THIS DEED is dated                                                          2000

Particulars

Choice Win              CHOICE WIN INVESTMENT LTD whose registered office is at
                        Trident Chambers P0 Box 146 Roadtown Tortola British
                        Virgin Islands (registered number 331180)

Wittayu WITTAYU REALTY LIMITED whose registered office is at 1 Grenville Street St Helier Jersey JE4 9PF Channel Islands (registered number 73884)

Choice Win Land         The land and buildings thereon known as part of the
                        former Allied Brewery Site at St John Street and Compton
                        Street London EC1 together with other land registered at HM Land Registry with freehold title absolute under title number NGL362768 more particularly shown edged in blue the Plan


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Berry House             The land and buildings thereon known as Berry House 4
                        Berry Street London EC1 on the north side of Northburgh Street registered at HM Land Registry with freehold title absolute under title number NGL776788 and shown more particularly edged in red on the Plan


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Recitals

1) Choice Win is the registered proprietor of the freehold title absolute of the Choice Win Land and Wittayu is the registered proprietor of the freehold title absolute of Berry House

2) The parties hereto are desirous of releasing certain rights and covenants affecting the Properties and granting and providing for new rights and covenants

THIS DEED WITNESSETH as follows:-

1.    Definitions and Interpretation

      In these presents

1.1 The words defined in this sub-clause and in the Particulars shall have the meanings specified unless the context otherwise requires

      "Berry House Transfer" means the transfer of Berry House dated 3 August 1999 and made between Sandalbeech Limited (1) and Wittayu (2)

      "Common Parts Access" means such roads or other means of vehicular or pedestrian access as may be constructed on the Choice Win Land leading from St John Street to the Piazza in accordance with the general layout thereof shown on the Plan and thereon coloured brown or such other layout thereof as may from time to time be constructed and which shall be as reasonably commodious for the owners/occupiers of Berry House

      "Common Parts" means the Common Parts Access and the Piazza

      "Habitable Room" means a bedroom or living room in a residential unit

      "Maintenance Charge" means the contribution in relation to the Common Parts Access and the Piazza more particularly described in paragraph 6 of
      Part 1 of Schedule 2

      "Perpetuity Period" means the period of 21 years commencing on the date hereof


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      "Piazza" means the land immediately adjacent to the southern elevation of
      Berry House to be laid out as a piazza and shown more particularly edged green on the Plan

      "Piazza Seating Area" means that part of the Piazza as is shown hatched blue on the Plan being ten feet in width

      "Plan" means the plan attached to this Deed

      "Properties" means the Choice Win Land and Berry House or any part thereof as the context so admits

      "Service Media" means all drains channels sewers flues conduits ducts pipes wires cables watercourses gutters mains culverts soakaways and other transmission media and installations and all fixings louvres cowls and other ancillary apparatus in on or under or through the Properties

1.2   Unless the context otherwise requires:-

      1.2.1 Choice Win and Wittayu shall include their successors in title and in the case of an individual shall include personal representatives

      1.2.2 the singular shall include the plural and one gender shall include another

1.3 References to clauses paragraphs and schedules are to clauses and paragraphs and schedules to this deed

1.4 The headings to clauses paragraphs and schedules shall not affect the construction of this Deed

1.5 Any covenant by a party hereto not to do any act is to be deemed to include an obligation on that party not to allow or suffer or permit any such act

1.6 Any references in this Deed to any rights exercisable by Choice Win or Wittayu should be construed as including (where appropriate) the exercise of such right by and in common with all persons authorised by them or any of them and all other persons having the same right


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2.    Release and Discharge

2.1   In consideration of these presents the parties hereto hereby agree that:-

      2.1.1 the exceptions and reservations contained in clause 5 of the Berry House Transfer are hereby released and discharged and shall no longer be of any effect

      2.1.2 the covenants and provisos contained in clauses 6, 8 and 12 of the Berry House Transfer and also the protective restriction imposed entered on the titles relating thereto in clauses 7,
                  8.3 and 13 thereof are hereby released and discharged and shall no longer be of any effect

      2.1.3 the rights granted or to be granted in clauses 9 and 10 of the Berry House Transfer are hereby released and discharged and shall no longer be of any effect

      2.1.4 the provisions of clauses 3, 4 and 11 of the Berry House Transfer shall no longer be of any effect

3.    Grant of rights and new covenants

In consideration of these presents:-

3.1 Choice Win will to the extent of its ownership grant to Wittayu by way of deed with full title guarantee (subject to clause 4)

      3.1.1 SUBJECT to payment of the Maintenance Charge the rights set out in paragraph 1 of Part 1 of Schedule 1 with effect from the date of completion of the construction of the Common Parts Access and

      3.1.2 SUBJECT to payment of the Maintenance Charge and to payment of the Amount (as defined in paragraph 1 of Part 2 of Schedule 2) from the date of completion of construction of the Piazza the rights comprised in paragraphs 2, 3, 4, 6 and 8 of the said
                  Part 1


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3.2   Choice Win grants to Wittayu with full title guarantee (subject to clause
      4) the rights set out in paragraphs 5 and 7 of Part 1 of Schedule 1

3.3   Wittayu grants to Choice Win with full title guarantee (subject to clause
      4) the rights set out in Part 2 of Schedule 1

3.4 Wittayu covenants with Choice Win for the benefit of the Choice Win Land as provided for in Part 1 of Schedule 2 hereto and it is hereby agreed and declared that:-

      3.4.1 The covenants on the part of Wittayu contained herein (so far as the same remain to be observed and performed) will attach to and enure for each and every part of the Choice Win Land that remains unsold by Choice Win or has been sold by Choice Win with the express benefit of this covenant

      3.4.2 The burden of the covenants on the part of Wittayu is intended to bind and binds each and every part of Berry House into whosoever hands it may come but not so as to render Wittayu personally liable for the breach of any restrictive covenant after Wittayu has parted with all its interest in Berry House

3.5 Choice Win covenants with Wittayu for the benefit of Berry House as provided for in Part 2 of Schedule 2 and it is hereby agreed and declared that:-

      3.5.1 The covenants on the part of Choice Win contained herein (so far as the same remain to be observed and performed) will attach to and enure for each and every part of Berry House that remains unsold by Wittayu or has been sold by Wittayu with the express benefit of this covenant

      3.5.2 The burden of the covenants on the part of Choice Win is intended to bind and binds each and every part of the Choice Win Land into whosoever hands it may come but not so as to render Choice Win personally liable for the breach of any restrictive covenant after Choice Win has parted with all its interest in the Choice Win Land


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3.6   If Choice Win shall fail to comply with its covenants to build the Piazza contained in paragraphs 1 to 4 of Part 2 of Schedule 2 otherwise than for reasons outside its control and shall not (save as aforesaid) have commenced construction of the Piazza within four months from the date hereof nor (save as aforesaid) completed the same within nine months of such commencement date in accordance with the provisions hereof Wittayu shall be entitled to give not less than 28 days' notice in writing to Choice Win and of any tenants of Choice Win of land to the south of the Piazza of which it shall have notice of its intention to exercise its rights pursuant to this clause and in the event Choice Win continue to be in default on the expiration of such notice then Wittayu shall (provided it shall so enter within one month from the date thereof and unless any tenant of Choice Win has already exercised a like right and is diligently proceeding to build or complete the building of the Piazza) be entitled to enter upon the land upon which the Piazza is to be constructed and to build the same at its own cost and the following provisions shall apply to the exercise of such right:-

      3.6.1 Wittayu will carry out the said works as though it had given the covenants given by Choice Win in respect thereof insofar as the same are applicable to the works being carried out by Wittayu and

      3.6.2 the works will be carried out and completed with due diligence and completed in any event within eight months from the date of such entry and

      3.6.3 the works will be carried out strictly in accordance with the provisions of this Deed and

      3.6.4 if Wittayu shall be in breach of the provisions of this clause its rights hereunder shall cease and determine without prejudice to any other right or action that the parties may have the one against the other

      3.6.5 if having done so Wittayu shall be in material breach of the aforesaid provisions relating to the exercise of its rights then its rights (if any) remaining under the provisions of this clause 3.6 shall be subject to the rights of the tenants of Choice Win of land to the south of the Piazza to


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                  construct the Piazza pursuant to their development as part of the Choice Win Land in the event of the default of Choice Win in constructing the Piazza

      3.6.6 if having exercised a right to enter upon the Piazza to build or complete the building of the Piazza any tenant of Choice Win is not diligently proceeding to build or complete the building of the Piazza then Wittayu will be entitled to serve not less than 28 days' notice in writing on such tenant of its intention to exercise its rights under this clause 3.6 and in the event that the tenant continues not diligently to proceed on the expiry of the notice then Wittayu shall (provided it shall so enter within one month from the date thereof) be entitled to enter upon the land upon which the Piazza is to be constructed and to build the same at its own cost and the above provisions shall apply to the exercise of such right

3.7 Wittayu covenants with Choice Win not to transfer any freehold interest in Berry House or grant a Lease exceeding twenty one years of the whole or any part of Berry House without ensuring that the transferee or lessee contemporaneously enters into a deed of covenant for the benefit of the owner or the owners for the time being of the Choice Win Land to perform and observe the covenants contained in paragraphs 5 and 6 of Part 1 of
      Schedule 2 insofar as the same remain to be performed and observed and Wittayu hereby consents to the placing of the following restrictions of the Proprietorship Register of the title to Berry House:-

      "except under an Order of the Registrar no transfer of the freehold interest or the grant of a Lease exceeding twenty one years of the whole or any part of Berry House as defined in the Deed of Release Grant and
      Covenant dated the [   ] day of [        ] 2000 and made between (i)
      Choice Win Investment Ltd and (ii) Wittayu Realty Limited ("the Deed") by the registered proprietor or any chargee is to be registered unless there furnished to the Registrar a certificate or certificates from the solicitors for the time being to the registered proprietors of the Choice Win Land (as defined in the Deed) and each part of it that a deed of covenant complying in all respects with the provisions of clause 3.7 of the Deed has been delivered to the registered proprietor or proprietors of the Choice Win Land PROVIDED THAT in the


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      event that within fourteen days of notification to the said registered proprietors of the Choice Win Land and the proffering of the said deed of covenant the said certificate or certificates has or have not been given to the registered proprietor or chargee (as the case may be) for lodging with the Registrar then the said certificate or certificates may be given to the Registrar by the solicitor to the registered proprietor or chargees of the land in this title (who shall also adduce evidence to the Registrar that the aforesaid procedure has been followed)

3.8 Choice Win covenants with Wittayu not to transfer any freehold interest in the Common Parts Access or any part thereof or grant a Lease exceeding 21 years of the whole of the Common Parts Access without ensuring that the Transferee or Lessee contemporaneously enters into a deed of covenant for benefit of the owner or owners for the time being of Berry House (and providing for release of the covenantor on the provision of a new like deed of covenant from any successor in title to the Transferee or Lessee) to perform and observe the covenants contained in paragraph 4 of Part 2 of
      Schedule 2 insofar as the same remain to be performed and observed and insofar as the premises transferred or let include the Common Parts Access and in the case of a lease during the subsistence of the lease and Choice Win hereby consents to the placing of the following restriction on the Proprietorship Register of the title to the Choice Win Land:-

      "except under an Order of the Registrar no transfer of the freehold interest or the grant of a Lease exceeding 21 years of the whole or any part of the Common Parts Access as defined in the Deed of Release Grant
      and Covenant dated the [   ] day of [       ] 2000 and made between (i)
      Choice Win Investment Ltd and (ii) Wittayu Realty Limited ("the Deed") by the registered proprietor or any chargee is to be registered unless there is furnished to the Registrar a certificate or certificates from the solicitors for the time being to the registered proprietor or proprietors of Berry House (as defined in the Deed) and each part of it that a deed of covenant complying in all respects with the provisions of clause 3.8 of the Deed has been delivered to the registered proprietor or proprietors of Berry House PROVIDED THAT in the event that within 14 days of notification to the said registered proprietors and the proffering of the said deed of covenant the said certificate or certificates has or have not been


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      given to the said registered proprietor or chargee (as the case may be)
      for lodging with the Registrar then the said certificate or certificates may be given to the Registrar by the solicitor to the registered proprietor or chargee of the land in this title (who should also adduce evidence to the Registrar that the aforesaid procedure has been followed)"

4.    Provisos

PROVIDED ALWAYS and it is agreed and declared by the parties as follows:-

4.1 Any rights granted by this Deed in respect of anything which does not exist at the date of this Deed shall be effective only if it comes into existence before the expiry of the Perpetuity Period

4.2 Choice Win shall be entitled to suspend for as short a period on each occasion as is reasonably practicable the right of way over the Common Parts Access and the Piazza for the purpose of completing final surfacing works and for any subsequent repairs renewal or maintenance

4.3 Where a party is expressed to grant rights with full title guarantee then for the purposes of the Law of Property (Miscellaneous Provisions) Act 1994:-

      4.3.1 The covenant implied by 2.1(b) of that Act shall be amended by deleting from that section the words "at its own cost" and substituting therefor the words "the cost of the person to whom he disposes of the Property"

      4.3.2 Section 6(2)(a) of that Act is to be construed as if all entries made in any public register are within the actual knowledge of the grantee

4.4 The rights granted in this Deed are granted subject to the person exercising the rights causing as little inconvenience and damage as reasonably practicable and making good as soon as reasonable practicable any damage caused to the Property

4.5 Any dispute or difference in relation to the covenants contained in paragraphs 1-4 of Part 2 of Schedule 2 shall be determined by a chartered surveyor appointed in default of agreement by the President for the time being of the Royal Institution of Chartered Surveyors on the application of either party which surveyor shall act as an Expert and


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      not as an Arbitrator and whose decision shall be final and binding on the parties as to all matters including for the avoidance of doubt all questions as to the construction of this paragraph

4.6 Any references in this Deed to rights by one party to carry out works to an adjoining property of another or to enter the property of another to carry out works to its own property shall include the right to carry out such works with or without workmen and (where appropriate) with all necessary plant equipment machinery and scaffolding PROVIDED THAT the party carrying out such works shall provide full details in writing of its works at least 48 hours before the works commence and shall carry out the works as expeditiously as possible in a good and workmanlike manner with good materials of their respective kind in accordance with all requirement of the local authority or other competent authority and shall use all reasonable endeavours to minimise noise fumes and dust and will cause as little disturbance and damage as possible and shall forthwith make good any damage thereby caused to the reasonable satisfaction of the adjoining owner

5.    HM Land Registry

The parties hereto apply to HM Land Registry to note the provisions of this Deed in the registers of the above numbered titles and to remove the restrictions from the registers of title number NGL362758 and NGL776788 which were entered pursuant to the provisions of the Berry House Transfer

IN WITNESS whereof this Deed has been duly executed as a deed but not delivered until the day and year first above written


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                                   SCHEDULE 1

                                     Part 1

                 Grant of rights for the benefit of Berry House

1. The right to use the Common Parts Access for pedestrian access and appropriate vehicular access between Berry House and St John Street but not otherwise provided that such rights shall at all times be exercised in accordance with the regulations relating to their proper use reasonably stipulated from time to time by Choice Win and the requirements of the local planning authority

2. The right to use the Piazza and every part thereof as a means of pedestrian access to and egress from the Berry House but (save as hereafter provided) not otherwise provided that such rights shall at all times be exercised in accordance with the regulations relating to its proper use reasonably stipulated from time to time by Choice Win

3. The pedestrian right of way at all times and for all purposes to and from Northburgh Street across the Piazza to Berry House over and along the land shown coloured pink on the Plan together with the right to place on the said land a notice or sign indicating the business carried on at Berry House by Wittayu and its permitted occupiers of Berry House such sign to be of size and location first approved by Choice Win in writing such approval not to be unreasonably withheld

4. The right to place (but not affix) and use tables and chairs on the Piazza Seating Area (subject to obtaining all necessary consents from all competent authorities required therefor) which shall be for the use of Wittayu the owners and occupiers and customers of the basement and ground floors of Berry House PROVIDED THAT such use shall not be exercised in any manner which is likely to cause a nuisance annoyance disturbance or interference to the users of the remainder of the Piazza or the owners and occupiers of the Choice Win Land

5. The right to build or rebuild upon any part of Berry House or alter any buildings on Berry House in any manner whatsoever and (subject as otherwise herein provided) to use Berry House or any buildings on Berry House for any purpose or otherwise deal with the same notwithstanding that the light or air to the Choice Win Land is in any such case diminished or any other easement right or advantage belonging the same is diminished or prejudicially affected

6. The right to use all Service Media now laid in on or under the Piazza Seating Area together with the right to enter upon the Piazza Seating Area to carry out any works of repair maintenance or renewal of such Service Media strictly in accordance with the provisions clause 4.6

7. The right until such time as the refurbishment and any additional building works under planning permission number and/or 31534/AR/980376 of
      19.10.1998 and/or 31534/AR/990668 of 10.6.1999 (or any variation thereof agreed between the parties hereto (such agreement not to be unreasonably withheld or delayed)) ("the Wittayu Works") has been completed:-

7.1 for cranes and other construction equipment to be used in connection with construction work to be carried out on Beny House to oversail the Choice Win Land provided that Wittayu will if required by Choice Win first enter into an oversail agreement in a form to be agreed with Choice Win (such agreement not to be unreasonably withheld or delayed)

7.2 of entry onto the Piazza at such times and in such manner that shall be agreed with Choice Win (such agreement not to be unreasonably withheld but so that the exercise of such rights shall not interfere with the carrying out by Choice Win of its obligation the construction of the Piazza) but only insofar and to the extent as is necessary to carry out and complete the Wittayu Works subject to obtaining all necessary consents from all competent authorities

8. The right to enter to onto the Piazza Seating Area to carry out any works of repair or maintenance to the southern elevation of Beny House where such works cannot reasonably be carried out without such entry but so as to minimise any loss of use of the Piazza to Choice Win and occupiers of the Choice Win Land and the public such entry rights to be exercised strictly in accordance with the provisions of this Deed

                                     Part 2

             Grant of rights for the benefit of the Choice Win Land

1. During the construction of the Piazza the right on giving Wittayu not less than 14 days prior notice in writing to enter Berry House to excavate along the boundary of the Piazza between Berry House and the Choice Win Land and for landscaping and creating the means of access to the Piazza and to lay and forever retain all footings and foundations as a foundation for an intended wall of the Piazza and/or a gatehouse and/or walkways to be constructed by Choice Win on the Choice Win Land with the right to bring onto Berry House and to use scaffolding equipment and material for all usual building purposes

2. The right until such time as the whole of the Choice Win Land and the adjoining land of Choice Win registered under title number NGL656797 ("the Adjoining Land") has been redeveloped for cranes and other construction equipment to be used in connection with construction work to be carried out on the Choice Win Land and the Adjoining Land to oversail Berry House provided that Choice Win will if required by Wittayu first enter into an oversail agreement in a form to be agreed with Choice Win (such agreement not to be unreasonably withheld or delayed)

3. The right to build or rebuild on any part of the Choice Win Land or alter any buildings on the Choice Win Land in any manner whatsoever and to use the Choice Win Land or any buildings on the Choice Win Land for any purpose or otherwise deal with it notwithstanding that light or air to Berry House is in such case diminished or any other liberty easement right or advantage belonging to Berry House is diminished or prejudicially affected

4. The right to enter to onto Berry House to carry out any works of repair or maintenance to the Choice Win Land and buildings thereon where such works cannot reasonably be carried out without such entry and so as to minimise any loss of use of Berry House to Wittayu and occupiers of Berry House such entry rights to be exercised strictly in accordance with the provisions of this Deed

                                   SCHEDULE 2

                                     Part 1

                     Covenants for the benefit of Choice Win

1. For a period of 10 years from the date of this Deed Wittayu will not construct or use or permit the construction or use on Berry House of more than 30 Habitable Rooms

2. Not to cause or permit any noxious or offensive effluvia to be omitted from any machinery or equipment or apparatus on Berry House in breach of any regulations made by any competent authority

3. Not to install or use in or upon Berry House any machinery or apparatus causing undue noise or vibration that interferes in a material way with the use and enjoyment of the Choice Win Land or that may cause structural damage

4.    Not to make any refuse collections from Berry House over the Choice Win
      Land

5. To pay the Amount as hereinafter provided and to pay interest at 5% above base rate from time to time of the Royal Bank of Scotland plc on any sums not so paid from the date the same were due and payable until the date of payment provided always the Amount will be paid in stages within seven days of presentation to Wittayu's Surveyor by Choice Win's Architect or quantity surveyor of a certificate of the value of the work comprised in such stage (such certificates (save for the last certificate) not to be submitted for shorter periods than one month nor for lesser sums than One hundred thousand pounds ((pounds) 100,000.00)) and such stages may include all or part of professional fees and VAT

6. To pay within 14 days of demand a fair and proper proportion to be determined by Choice Win's surveyor (such determination to be based on principles of good estate management) of the expenses properly incurred by Choice Win or its tenants (including a reasonable management charge in each case) in respect of repairing and (where uneconomic to repair) renewing cleansing maintaining marking and lighting and keeping secure (and also of complying with all statutory or other requirements or the requirements of insurers relating to) the Common Parts Access and the Piazza ("the Estate Services") but so that the same shall not include the cost of the original construction of the Common Parts Access (or the later bringing of the same to an adoptable standard prior to their adoption by the Local Authority) or of the Piazza

                                     Part 2

                      Covenants for the benefit of Wittayu

1. Choice Win will within three months of the date of this Deed deliver to Wittayu a costed scheme ("the Choice Win Scheme") not exceeding Four hundred thousand pounds ((pounds) 400,000) plus Value Added Tax and professional fees ("the Amount") for the construction of the Piazza and Wittayu shall within one month from receipt of the Choice Win Scheme provide any proposed revisions thereto to which Choice Win shall have due regard but the ultimate decision as to what is to comprise the Choice Win Scheme shall remain with Choice Win

2. Choice Win will construct the Piazza at the entire cost of Wittayu but not exceeding the Amount within nine months from the date of the expiry of the period of one month from receipt by Wittayu of the Choice Win Scheme unless prevented from doing so by reasons outside its control in which event such construction will be completed as soon as reasonably practicable thereafter

3. Choice Win will construct the Piazza in a good and workmanlike manner using good materials of their respective kind in accordance with the requirements of the Local Authority or any other competent authority

4. Choice Win will construct or procure the construction of the Common Parts Access at its own cost within the period of two years from the date hereof (unless prevented from so doing by reasons outside its control in which event such construction will be completed as soon as reasonably practicable thereafter) in a good and workmanlike manner using good materials of their respective kinds in accordance with the requirements of the Local Authority or any other competent authority and will SUBJECT TO the payment of the Maintenance Charge provide the Estate Services (unless prevented from so doing for reasons outside its control) or (subject as aforesaid) procure the same save to the extent that the whole or any part of the Common Parts shall be adopted or otherwise become maintainable by the Local or other competent authority but so that Choice Win and (as applicable) its successors in title shall have no liability under the provisions of this covenant after it or they shall have parted with all interest in the Common Parts or the relevant part thereof provided that it or they shall have complied with the provisions of clause 3.8

THE COMMON SEAL of CHOICE WIN
INVESTMENT LTD was hereunto affixed in
the presence of:

                               Director

                               Director

THE COMMON SEAL of WITTAYU
REALTY LIMITED was hereunto affixed in
the presence of:

                               Director

                               Director

1.31 Professional Team: the Architect the Mechanical Engineer the Structural Surveyor and such other professionals with a design input in the Landlord's Works appointed by the Landlord;

1.32 Regulations: the Construction (Design and Management) Regulations 1994 and all regulations and orders included by clause 2.1.2;

1.33 Rent Commencement Date: the date falling three months after the Term Commencement Date;

1.34  Rental Uplift Date: means the later of:

      the date two years after the Access Date; and

      the date following completion of the Off Site Works that written notification is given by the Landlord to the Tenant;

1.35 Structural Engineer Michael McPartland Associates or such other reputable structural surveyor as may be appointed by the Landlord and notified in advance of appointment to the Tenant;

1.36 Tenant's Fitting-Out Works: the fitting out works described as such in outline in the Approved Documents which are to be carried out and completed by the Tenant in accordance with the Licence for Alterations;

1.37 Tenant's Solicitors: Macfarlanes of 10 Norwich Street London EC4A 1BD (Reference CPH/558197);

1.38  Tenant's Surveyor: Cluttons of 45 Berkeley Square London W1;

1.39 Tenant's Works: the works described as such in the Approved Document to be carried out and completed by the Tenant to the Premises but (subject to the provisions hereof) at the Landlord's cost;

1.40 Term Commencement Date: the earlier of the date following the Access Date of actual access to the Premises by the Tenant or the Date of Practical Completion

1.41 VAT: Value Added Tax and any tax or duty of a similar nature substituted for or in addition to it;

1.42 Working Day: any day from Monday to Friday (inclusive) which is not Christmas Day Good Friday or a statutory Bank Holiday and Working Days shall be construed accordingly.

2.    Interpretation

2.1 In this Agreement unless there be something in the subject or context inconsistent therewith:

      2.1.1 words importing the masculine gender only shall include the feminine and neuter genders and words importing persons shall include firms companies and corporations and vice versa;

      2.1.2 any reference in this agreement to a statute or order includes any statutory extension or modification or reenactment of such statute or order and any regulations or orders made under such statute or order;

      2.1.3 words importing the singular number only shall include the plural and where there are two or more persons included in the expressions Landlord and/or Tenant then obligations on the part of the Landlord and/or the Tenant shall respectively be obligations by such persons jointly and severally;

      2.1.4 references to clauses and schedules are to clauses of and schedules to this Agreement.

2.2 This Agreement contains the whole agreement between the parties hereto relating to the matters herein provided for and supersedes previous agreements between the parties hereto (if any) relating thereto and there shall be deemed to be comprised in this Agreement the terms of all letters and acknowledgements exchanged between the parties contemporaneously herewith and expressed to be ancillary hereto.

2.3 This Agreement may only be varied in writing signed by or on behalf of the parties hereto.

2.4 Any obligation in this Agreement on the part of not to do any act or thing includes an obligation not to suffer such act or thing to be done and to use all reasonable endeavours to prevent such act or thing being done by another person.

2.5 It is hereby expressly agreed in this Agreement that any references to the parties hereto shall only include their successors in title where expressly so stated to be the case.

2.6 The headings to clauses and schedules shall not affect the construction of this Agreement.

3.    National Conditions

The National Conditions of Sale (20th edition) shall be incorporated herein (so far as they apply to a sale by private treaty and are not varied by or inconsistent with the conditions herein contained) except that:

3.1   Conditions 9(2) 15(2) and (3) and 21(2) and (3) shall not apply.

3.2 Landlord shall be substituted therein for Vendor and Tenant for Purchaser and references to property being sold or subject to sale shall be construed as references to property being let or subject to lease.

3.3 designated bank or clearing bank means a bank which is a member of CHAPS and Town Clearing Company Limited.

3.4 All monies payable under this Agreement shall be paid by direct credit transfer for the credit of the relevant party's Solicitors' bank account or for the credit of such other bank account in the United Kingdom as the relevant party shall specify.

4.    The Landlord's Works and Off-Site Works

4.1   The Landlord agrees with the Tenant to use all reasonable endeavours:

      4.1.1 to obtain such of the Landlord's Consents as have not been obtained prior to the date hereof and (subject to their being obtained and continuing in force) to procure that the Landlord's Works and the Off-Site Works are completed in conformity with the Landlord's Consents;

      4.1.2 to obtain a variation to planning consent number 980376 dated 9/10/1998 to remove the obligation to construct additional space on the west elevation of the Premises at third floor level but for the avoidance of doubt not the Mezzanine Works prior to 31 October 2000 failing which the Landlord may thereafter give written notice to the Tenant electing to substitute the Alternative Approved Documents for the Approved Documents and thereafter all references in this Agreement to the Approved Documents shall be construed as referring to the Alternative Approved Documents Provided Always that the Landlord shall be under no obligation to appeal against any refusal or deemed refusal or decision of the planning authority in relation to any application for such variation aforesaid;

      4.1.3 to procure that the Landlord's Works are carried out diligently in accordance with the Approved Documents and in a good and workmanlike manner using good quality suitable new materials and in accordance with relevant British Standard Specification the Regulations and the terms of this Agreement;

      4.1.4 to procure that the Landlord's Works are practically completed by the Landlord's Works Completion Date;

      4.1.5 to procure compliance with the covenants and obligations on the part of Choice Win Investment Ltd contained in the Deed of Release at the Landlord's cost including taking proceedings through the courts where necessary;

      4.1.6 to appoint or procure the appointment of the Professional Team in connection with the Landlord's Works and to supply to the Tenant certified copies of the terms of their appointments within 14 days of the dates of the appointment;

      4.1.7 if the Landlord shall appoint any other consultants in substitution for those originally appointed the Landlord will at its own expense procure delivery to the Tenant of a deed from any substituted consultant in accordance with clause 7 below.

4.2 It is recognised between the parties that the Approved Documents in some areas contain insufficient detail to constitute a detailed specification of the Landlord's Works and the Landlord agrees to procure that detailed plans drawings sections elevations and specifications are prepared and copied to the Tenant as soon as reasonably practicable after the date of this Agreement and to the extent that the detail relates to any part of the roof main iron staircase external brickwork Mezzanine Works windows and paint specification or contains any material inconsistencies with the Approved Documents they will be subject to the Tenant's prior written approval (such approval not to be unreasonably withheld or delayed) which shall be deemed to have been given if not withheld by notice in writing to the Landlord with reasons within 7 Working Days of receipt of the detail and any dispute relating to the obligations of either party in this clause shall be immediately referred by either party to Hancock Ward Company who shall act as an expert and who shall be instructed to give his decision within 7 working days of receipt of instructions whose decision shall be final and binding and whose costs shall be borne equally by the Landlord and Tenant or in such other manner as he shall direct.

4.3 If the progress of the Landlord's Works has been delayed or is likely to be delayed for any of the reasons set out in clause 4.3.1 to 4.3.7 inclusive and completion of such works is likely to be delayed beyond the Landlord Works Completion Date then a new Landlord Works Completion Date shall be fixed by the Architect. The said reasons are:

      4.3.1 any other cause which would entitle the Architect to certify an extension of time under the Building Contract;

      4.3.2 any modifications to the Approved Documents requested by the Tenant and implemented by the Landlord or any dispute referred to the expert pursuant to in clause 4.2 hereof;

      4.3.3 there being any noxious harmful dangerous or deleterious material in the Premises which have not been identified prior to the date of this Agreement and which a properly qualified surveyor could not have reasonably been able to identify (save for any latent materials in areas that have not been investigated by the Landlord's Surveyor prior to the date of this Agreement) which properly results in the Landlord's Works being delayed;

      4.3.4 any act or proceedings by or on behalf of the Tenant in breach of the terms of this Agreement;

      4.3.5 any failure by the Tenant to comply with any of its obligations owed to the Landlord pursuant to the terms of this Agreement;

      4.3.6 the carrying out by the Tenant of the Tenants Fitting-Out Works; or

      4.3.7 any change in any law rule or regulation of any competent authority.

4.4 If the Landlord is unable to obtain at a reasonable cost or within a reasonable period any of the materials referred to in the Approved Documents the Landlord may substitute for them alternative materials as nearly as practicable of the same or better quality and of the same appearance (if visible).

4.5 The Landlord may make such modifications to the Approved Documents and to the details of the Landlord's Works contained in them as may be:

      4.5.1 required by any local or other competent authority or required to comply with any of the Landlord's Consents; or

      4.5.2 reasonably required by the Architect with the approval of the Tenant (such approval not to be unreasonably withheld); or

      4.5.3 not material and which do not significantly alter the character layout and appearance of the Premises.

4.6 The Landlord shall promptly notify the Tenant's Surveyor in writing of any such substitution of materials and/or modification to the Approved Documents.

4.7 If the Tenant shall wish to make any minor modifications to the Approved Documents relating to the Landlord's Works it shall deliver to the Landlord a written application specifying such modifications for the prior written approval of the Landlord (such approval not to be unreasonably withheld or delayed) and the following provisions shall apply:-

      4.7.1 in the event that such modifications are approved the Landlord shall as soon as practicable procure the preparation and the delivery to the Tenant of such amended drawings and other documents as may be necessary and estimates of the reasonable and proper additional cost of such modifications and the likely delay (if any) to the Access Date or the Date of Practical Completion or the Landlords Works Completion Date or the Long Stop Date;

      4.7.2 if the Tenant wishes such modifications to be made the Tenant shall within five Working Days of receipt of such drawings documents and estimates notify the Landlord in writing of its acceptance;

      4.7.3 whether or not such modifications are made (unless modifications are not made or refused in breach of the terms of this Agreement) the Tenant shall within 14 days of receipt of a written demand pay to the Landlord for the amount of all reasonable and proper costs fees and expenses incurred in connection with the preparation of such drawings documents and estimates;

      4.7.4 after completion of the said modification the Landlord will confirm to the Tenant in writing the actual cost of carrying out the modification and the Tenant will pay to the Landlord within 7 Working Days after receipt of a written demand from the Landlord such reasonable and proper costs.

4.8 With effect from the expiry of the Defects Period the Landlord shall be under no liability to the Tenant in respect of any failure to carry out the Landlord's Works in accordance with the terms of this Agreement.

4.9 In carrying out any proposed works to the Piazza adjoining the Premises the Landlord shall consult with and have due regard to the representations of the Tenant.

5.    Certificates and Inspection

5.1 The Landlord shall procure that the Tenant and the Tenant's Surveyor shall have the right at reasonable times and after reasonable prior notice to the Architect (and so that no delay is caused in the carrying out of the Landlord's Works) to inspect the Landlord's Works but the Tenant or the Tenant's Surveyor shall make all representations in writing to the Architect (a copy simultaneously being sent to the Landlord) and the Tenant shall not give or be entitled to give any instructions or to make any complaint whatsoever to the Building Contractor any sub-contractor or any other person employed or engaged by the Landlord in relation to the Landlord's Works but the Landlord shall procure that all representations made and any breaches identified by the Tenant or the Tenant's Surveyor are brought to the attention of the Architect with instructions that the representations are fully considered.

5.2 The Landlord shall ensure that the Tenant is kept fully appraised of the progress of the Landlord's Works throughout the period the Landlord's Works are being carried out.

5.3 The Landlord shall procure the Architect to issue the Access Certificate on or as soon as reasonably practicable after the Access Date.

5.4 The Landlord shall instruct the Architect to give to the Tenant's Surveyor not less than 7 Working Days' notice of each of the dates upon which the Architect intends to inspect the Landlord's Works with a view to issuing:-

      5.4.1 the Access Certificate;

      5.4.2 the Certificate of Practical Completion; and

      5.4.3 the Certificate of Making Good Defects.

5.5 The Tenant's Surveyor shall be entitled to accompany the Architect on each such inspection and the Landlord shall instruct the Architect to allow the Tenant's Surveyor to make representations as to whether or not in the view of the Tenant's Surveyor the Access Certificate or Certificate of Practical Completion or the Certificate of Making Good Defects (as the case may be) shall be issued and the Landlord shall procure that the Architect shall properly consider any such representations.

5.6 If the Architect shall decide (having taken into account any such representations) that the time has not yet been reached when it is appropriate for the Access Certificate or the Certificate of Practical Completion or the Certificate of Making Good Defects (as the case may be) to be issued then the Landlord shall procure that the Architect shall immediately give not less than five Working Days' notice to the Tenant's Surveyor as to the date upon which the Architect intends to reinspect the Landlord's Works with a view to issuing the relevant certificate and so that the procedure shall be repeated in each case as often as may be necessary.

5.7 The existence of minor defects and omissions in the Landlord's Works at the time of any such inspection with a view to issuing the Access Certificate which are capable of being made good afterwards without interfering with the carrying out of the Tenant's Works or the use and enjoyment of the Premises by the Tenant shall not delay the issue of the Access Certificate.

5.8 Subject to the provisions of clauses 5.3 to 5.7 inclusive having been observed by the Landlord the Access Certificate and the Certificate of Practical Completion shall be conclusive evidence binding on the parties to this Agreement:-

      5.8.1 as to the Access Date in the case of the Access Certificate; and

      5.8.2 that the Landlord's Works have reached practical completion in accordance with the provisions of the Building Contract.

5.9 Immediately following their respective issues the Landlord shall instruct the Architect to issue to the Tenant's Surveyors copies of the Access Certificate and the Certificate of Practical Completion and the Certificate of Making Good Defects.

5.10 The Tenant (notwithstanding completion of the Lease) will allow the Landlord the facilities necessary to enable the Landlord in consultation with the Tenant to prepare a schedule of defects for delivery to the Building Contractor pursuant to the provisions of the Building Contract (incorporating defects brought to the attention of the Landlord by the Tenant) and for any such defects to be remedied which the Landlord shall procure.

6.    Ascertainment of Net Internal Area

6.1 As soon as practicable after the Access Date the Landlord shall procure the Landlord's Surveyor and the Tenant shall procure the Tenant's Surveyor to try to agree with the other the Net Internal Area of the Premises.

6.2 If the Landlord's Surveyor and the Tenant's Surveyor shall not be able to agree the Net Internal Area within ten Working Days after the Access Date then the question shall immediately be referred to an independent surveyor pursuant to clause 20.2 and the decision of such independent surveyor shall be final and conclusive as to the Net Internal Area of the Premises.

6.3 If the Net Internal Area has not been agreed or determined by the date on which the Lease falls to be granted then the licence fees payable pursuant to this Agreement shall be at the annual rate of(pound)898,000 but immediately the Net Internal Area is agreed or determined the licence fee and the initial yearly rent shall be recalculated and the Tenant shall pay to the Landlord or the Landlord shall repay to the Tenant the amount by which the payments made by the Tenant fall short of or exceed (as the case may be) the amounts which would have been payable had the recalculated licence fee or rent been paid on the Rent Commencement Date.

7.    Defects and Duty of Care

7.1 The Landlord will procure at no cost to the Tenant that the Building Contractor complies with its obligations under the Building Contract to make good works not in accordance with the Building Contract (the Defects) specified in a written notice from the Tenant to the Landlord given not less than ten working days prior to the expiry of the Defects Period (time being of the essence).

7.2 The Tenant will permit the Landlord and all persons authorised by the Landlord to enter the Premises upon reasonable prior notice for the purpose of inspecting the Landlord's Works and making good any such Defects provided that disturbance to the Tenant shall be kept to a minimum and any damage caused remedied.

7.3 The Landlord shall use all reasonable endeavours to procure deeds of collateral warranty from the Building Contractor and all the Professional Team appointed in connection with the Landlord's Works in the form of the drafts annexed or as near thereto as the Landlord using all reasonable endeavours can procure and the warrantor reasonably requires and have been approved by the Tenant (such approval not to be unreasonably withheld) and will hand over such deeds of warranty as soon as practicable but in any event shall produce such deeds of warranty on or before completion of the Lease.

8.    The Tenant's Works and the Tenant's Fitting Out Works and Access

8.1   The Tenant shall carry out the Tenant's Works:

      8.1.1 diligently in a good and workmanlike manner using good quality suitable new materials in accordance with Relevant British Standard Specification the Regulations and the terms of this Agreement;

      8.1.2 so as to cause as little obstruction to or interference with the carrying out of the Landlord's Works and any other work being carried out to the Premises as is reasonable;

      8.1.3 employing a reputable building contractor and reputable consultants whose forms of contract/appointment shall be supplied to the Landlord within 14 days of the date of the contract/appointment;

      8.1.4 in compliance with the Tenant's Consents and with any reasonable requirements of the Landlord in relation to access to the Premises;

      8.1.5 subject to having first obtained the Landlord's approval of a detailed specification and full drawings of the same (approval not to be unreasonably withheld or delayed and which shall be deemed to have been given if not withheld by notice in writing to the Tenant with reasons within 7 Working Days of receipt of the details).

8.2 The Landlord shall pay the Tenant for the carrying out the Tenant's Works within ten Working Days of presentation to the Landlord by the Tenant or the Tenant's Surveyor of a certificate by the Tenant's Surveyor that the relevant part of the Tenant's Works have been carried out and the relevant costs incurred and are due for payment together with all reasonable supporting documents and a VAT invoice (such certificate shall be presented not more frequently than once in every month) and subject to the presentation of the said certificate the Landlord shall make the payments required to the Tenant provided that the relevant part of the Tenant's Works have been completed to the Landlord's reasonable satisfaction.

8.3 In no circumstances shall the Landlord be obliged to pay to the Tenant sums exceeding those listed on the Schedule entitled "Total of Landlord's Contribution" annexed hereto plus Value Added Tax in respect of the item of Tenant's Works to which each sum corresponds and which shall not in aggregate exceed (pound)653,511.43 (plus VAT) pursuant to the provisions of clause 8.2.

8.4 The Tenant shall within three months after commencement of the Landlord's Works at its own cost prepare in triplicate and submit to the Landlord's Surveyor a plan or plans and a specification of the Tenant's Fitting Out Works for approval by the Landlord (which approval shall not be unreasonably withheld or delayed either in respect of the original application or in respect of any variation or alteration which the Landlord's Surveyor may reasonably require or which the Tenant may subsequently submit for approval as variations of the Tenant's Fitting Out Works for the purposes of this agreement) and immediately upon such approval being obtained the Tenant shall apply for and use all reasonable endeavours to obtain as soon as practicable all Tenant's Consents.

8.5 On the Access Date the Tenant shall have licence and authority to occupy the Premises and to carry out the Tenant's Fitting Out Works.

8.6 Pending the grant of the Lease the Tenant's occupation of the Premises shall be as licensee as if the Lease had been granted in respect of the part of the Premises actually occupied (so far as applicable and not inconsistent with occupation as licensee under this Agreement:

      8.6.1 subject to and with the benefit of the same exceptions reservations rights (including the same right to relief from forfeiture as a lessee enjoys pursuant to Section 146 of the Law of Property Act
            1925) agreements covenants conditions and other provisions as are contained in the Lease; and

      8.6.2 so that the Landlord shall have and be entitled to all remedies by distress action or otherwise for recovering money in arrear and for breach of any of the obligations on the part of the Tenant as if the Lease had been granted; but

      8.6.3 so that nothing in this clause 8 shall be construed as creating a legal demise or greater interest in the Tenant than as licensee pursuant to the terms of this agreement pending the grant of the Lease.

8.7   The Tenant shall carry out the Tenant's Fitting Out Works:

      8.7.1 in compliance with all the provisions of the Licence for Alterations (but if there shall be any conflict between the same and any Agreement the provisions of this Agreement shall prevail);

      8.7.2 so as to cause as little obstruction to or interference with the carrying out of the Landlord's Works and any other works being or to be carried out to the Premises as is practicable;

      8.7.3 employing a building contractor and consultants approved by the Landlord whose forms of contract/appointment shall also be approved in writing by the Landlord such approvals not to be unreasonably withheld or delayed;

      8.7.4 in compliance with the Tenant's Consents the Regulations and with any reasonable requirements of the Landlord in relation to access to the Premises;

      8.7.5 so that the Tenant's Fitting Out Works are completed so far as is possible within 6 months after the Access Date; and

      8.7.6 at its own expense.

8.8 The Tenant shall (subject to the Landlord using all reasonable endeavours to mitigate any loss suffered) keep the Landlord indemnified from and against any breach or non-performance of any conditions which may be imposed or implied by any Tenant's Consents relating to the Tenant's Works and or the Tenant's Fitting-Out Works and from and against all claims actions demands losses expenses costs and all legal liabilities whatsoever suffered by the Landlord and which arise by reason of or incidental to any negligence in the carrying out of the Tenant's Works and/or the Tenant's Fitting Out Works or the breach of any of the terms hereof and the Tenant will make good as soon as reasonably practicable to the reasonable satisfaction of the Landlord any damage or injury caused by the Tenant or by anyone for whom the Tenant is legally responsible to the Premises and the liability of the Tenant under or pursuant to the terms and provisions of this Agreement shall not be released diminished or in any other way affected by any inspection or investigation by the Landlord or its consultants or any certificate issued by the Landlord or the Consultants or by it or its consultants acknowledging its satisfaction with the Tenant's Works and/or the Tenant's Fitting-Out Works.

9.    Licence Fee

9.1 On and from the Rent Commencement Date the Tenant shall pay to the Landlord within 14 days of receipt of a written demand an annual licence fee calculated by multiplying by (pound)20 the number of square feet comprised in the Net Internal Area of the Premises.

9.2 If the issue of the Certificate of Practical Completion shall be delayed by the execution of the Tenant's Fitting Out Works and the extension of time is certified by the Architect the Landlord shall be entitled upon giving notice in writing to the Tenant at any time before the grant of the Lease to require the Tenant to pay an amount equal to the licence fee for each week of the delay or proportionately for part of a week as certified by the Architect by way of compensation for such delay.

10.   Insurance

10.1

      10.1.1 The Landlord shall procure that the Premises are kept insured in accordance with the Building Contract up to and including the Date of Practical Completion.

      10.1.2 The Tenant shall within 14 days of demand pay any increased or additional premium which the insurers of the Premises or of any adjoining or neighbouring property may properly require by reason of the carrying out or completion of the Tenant's Fitting Out Works.

10.2 During the period from the Date of Practical Completion until the date of actual completion of the Lease the covenants and provisions as to insurance in the Lease

      (other than as to the Tenant's obligation to pay the Insurance Rent) and the Licence for Alterations shall apply as though the Lease and the Licence for Alterations had been completed.

11.   Title

11.1 Title to the Premises having been deduced the Tenant shall raise no objection thereto or requisition thereon save in respect of matters arising after the date of this Agreement.

11.2 The Tenant or its solicitors having been supplied with Office Copy Entries of Title Number NGL776788 dated 2 March 2000 and the Deed of Release on or before the signing hereof shall be deemed to take the Lease with full knowledge of the terms and conditions thereof and of any matter referred to therein and shall raise no objection thereto or requisition thereon.

12.   Matters to which the Premises are subject

12.1 The Premises are let subject to and as the case may be with the benefit of the matters contained or referred to in the Property Register and the Charges Register (other than charges to secure the repayment of money) of title number NGL776788 on 2 March 2000.

12.2  The Premises by the Lease are let subject to:

     12.2.1 all matters registrable by any competent authority pursuant to statute;

     12.2.2 all requirements of any competent authority; and

     12.2.3 all matters disclosed by searches or as the result of enquiries made in writing by or for the Tenant or which a prudent tenant ought to make.

12.3  In this clause:

     12.3.1 competent authority means a local authority or other body exercising powers under statute or by Royal Charter; and

      12.3.2 requirement includes (whether or not subject to confirmation) any notice order or proposal.

13.   Grant Of the Lease

13.1 Subject to the above provisions of this Agreement the Landlord shall grant or procure the grant of and the Tenant shall accept the Lease and the Licence for Alterations which shall both be completed on the date falling five Working Days from the latest of the Date of Practical Completion the date of determination of the Net Internal Area of the Premises pursuant to clause 6 and the provision of the final warranty agreement pursuant to clause 7.

13.2 The initial annual rent first reserved by the Lease shall be ascertained by multiplying by (pound)20 the number of square feet comprised in the Net Internal Area of the Premises and shall be payable on and from the Rent Commencement Date up to and including the Rental Uplift Date Provided Always that if the Landlord's Works have not been practically completed by the Landlord's Works Completion Date then such initial annual rent shall not be payable during the period commencing on the Rent Commencement Date for a period equal to the number of days commencing on the Landlord's Works Completion Date and expiring on the Date of Practical Completion.

13.3 On and from the Rental Uplift Date until the First Review Date the annual rent reserved by the Lease shall be ascertained by multiplying by (pound)25 the number of square feet comprised in the Net Internal Area of the Premises.

13.4 The Tenant shall on and from the date of completion of the Lease in accordance with clause 13.1 pay to the Landlord

      13.4.1 the Rent payable on and from the Rent Commencement Date;

      13.4.2 the insurance rent and service charge payable on and from the Term Commencement Date credit being given for any licence fee or other monies paid in advance and attributable to any period arising after the grant of the Lease.

13.5 The Rent Review Dates specified in the Particulars of the Lease shall be the dates of expiry of the fifth and tenth years of the term of the Lease.

13.6 The Lease shall be for a term of 15 years from and including the Term Commencement Date.

13.7 Engrossments of the Lease and the Licence for Alterations and their respective counterparts shall be prepared and delivered to the Tenant by the Landlord's Solicitors not less than ten Working Days prior to the date of completion as defined in clause 13.1.

13.8 The Tenant shall provide the Landlord's Solicitors with four complete sets of all plans drawings and other documents referred to in the Licence for Alterations.

13.9 The Tenant and the Landlord shall execute the originals and counterparts (as appropriate) and return them unconditionally to the other's Solicitors.

13.10 On or before the date of completion as defined in clause 13.1 the Tenant shall provide the Landlord's solicitors with a duly signed opinion letter in the form of the draft annexed hereto or such other form as the parties acting reasonably shall agree.

13.11 Without prejudice to any other provision of this Agreement the Tenant shall subject to the Landlord using all reasonable endeavours to mitigate any loss suffered indemnify the Landlord against any loss suffered by the Landlord resulting from any failure by the Tenant to comply with the provisions of clause 13.1

14.   Alienation and Non-Severability

14.1 The benefit of this Agreement is personal to the Tenant and the Tenant not shall assign or part with its interest under this Agreement or any part thereof or otherwise dispose of the same or any part thereof and the Tenant named herein shall personally accept the Lease and the Licence for Alterations.

15.   Acknowledgement and Interest

15.1 The Tenant acknowledges that it has not entered into this Agreement in reliance upon any representations made by or on behalf of the Landlord other than in respect of such reliance as may be placed upon the Landlord's Solicitors' written replies to the Tenant's Solicitors' preliminary enquiries.

15.2 Without prejudice to any other right remedy or power of either party hereto if any sums shall have become due from either party to the other under this Agreement but shall remain unpaid for a period exceeding fourteen days the party whose liability it is to pay shall pay on demand to the other interest thereon at the Prescribed Rate (before and after any judgement) from the date when they become due until payment thereof calculated on a daily basis and compounded with rests on the usual quarter days.

16.   Termination

If:

16.1 either party (being a body corporate) has a winding up petition or petition for an administration order presented against it or passes a winding up resolution (other than in connection with a members' voluntary winding up for the purposes of amalgamation or reconstruction or calls a meeting of its creditors for the purpose of considering a resolution that it be wound up voluntarily) or resolves to present its own winding up petition or is wound up (whether in England or elsewhere) or the directors or shareholders of that party resolve to present a petition for an administration order in respect of it or an administrative receiver or a receiver or a receiver and manager is appointed in respect of the Premises or any part thereof of that party; or

16.2 either party (being a body corporate) calls or a nominee calls on its behalf a meeting of its creditors or any of them or makes an application to the court under section 425 of the Companies Act 1985 or submits to its creditors or any of them a proposal pursuant to Part I of the Insolvency Act 1986 or enters into any arrangement scheme compromise moratorium or composition with its creditors or any of them (whether pursuant to Part I of the Insolvency Act 1986 or otherwise); or

16.3 there shall be any material breach of the obligations under the Agreement which the defaulting party fails to remedy in a reasonable time after reasonable written notice from the other

THEN the innocent party may by notice in writing to the other at any time thereafter terminate this Agreement (without prejudice to any right or remedy of either party in respect of any antecedent breach of this Agreement).

16.4 the Date of Practical Completion shall not have been reached by the Long Stop Date then either party may determine this Agreement by written notice to the other but without prejudice to the rights of either party in respect of any antecedent breach.

Provided that if the Tenant serves notice in accordance with this Clause 16 (other than pursuant to Clause 16.4) the notice shall not take effect if any person or company providing finance for the development of the Premises shall within 15 working days of service of the said notice deliver to the Tenant a duly perfected covenant in such form as the Tenant shall reasonably require by such person or company providing finance for the development of the Premises to procure the completion of the Landlord's Works and the performance of the Landlord's obligations under this Agreement on the terms contained in this Agreement.

17.   VAT

All sums payable by any party under the terms of this Agreement shall be exclusive of any VAT in respect thereof howsoever arising and the paying party shall pay to the other all VAT for which the paying party is liable to account to HM Customs and Excise in relation to any supply made or deemed to be made for VAT purposes pursuant to this Agreement.

18.   Notices

18.1 Any notice or other document to be given or sent hereunder shall be in writing and may be delivered personally or sent by first class registered post to the party to be served (at that party's address appearing in this Agreement or such other address as that party shall notify in writing to the other) or to its solicitors. Any such notice or document shall be deemed to have been served:

     18.1.1 (if delivered) at the time of delivery;

     18.1.2 (if posted) at the expiration of 48 hours after the envelope containing the same shall have been put into the post properly addressed and stamped.

18.2 In proving such service it shall be sufficient to prove (as the case may be) that delivery was made or that the envelope containing such notice or document was properly addressed and posted as a prepaid first class registered letter or that the sender of the facsimile transmission has his copy and can show that it was duly transmitted.

19.   Guarantor's Obligations

19.1 In consideration of this Agreement being made at the request of the Guarantor the Guarantor agrees with and guarantees to the Landlord and without the need for express assignment the successors in title of the Landlord that the Tenant will observe and perform this Agreement and will when called upon so to do execute the counterpart of the Lease and in the case of default by the Tenant will procure the granting of the Underlease and will on receipt of a written demand pay and make good to the Landlord or losses damages costs and claims arising out of such default.

19.2 The obligations of the Guarantor set out in this clause 19 shall remain in full force and effect notwithstanding:-

     19.2.1 any modification of whatsoever nature which may be made in the structure style or legal form of the Tenant; or

     19.2.2 any forbearance time indulgence or other concession which may be granted to the Tenant; or

     19.2.3 any variation amendment or modification of the terms conditions or other provisions of this Agreement (whether or not such variation amendment or modification is effected with the consent of the Guarantor and whether or not such variation amendment or modification may increase or otherwise vary the liability of the Guarantor under this Agreement); or

     19.2.4 any invalidity in or irregularity or unenforceability of the obligations of the Tenant under this Agreement or any invalidity in or irregularity in the execution of this Agreement by the Tenant or any deficiency in the powers of the Tenant to enter into this Agreement; or

     19.2.5 any delay on the part of the Landlord to take steps to enforce performance or observance of the or any of the Tenant's obligations in this Agreement or which may be allowed by the Landlord to the Tenant; or

     19.2.6 any assignment of this Agreement or the liquidation of the Tenant;
            or

     19.2.7 any other act or thing or omission which but for this provision might operate to exonerate or release the Guarantor.

19.3 In the event of liquidation of the Tenant and the liquidator of the Tenant disclaiming this Agreement the Landlord may within three months after such disclaimer by notice in writing given to the Guarantor require this Agreement to be deemed to continue in effect with the Guarantor as if it had entered into this Agreement as Tenant and not as Guarantor and in that event the Guarantor shall perform and observe the Tenant's obligations under this Agreement and in due course execute and deliver a counterpart of the Lease as tenant.

20.   Disputes

All differences and questions that will arise between the Landlord and the Tenant or the Guarantor concerning this Agreement (excluding any relating to the issuing of certificates by the Architect; the Access Date; the Date of Practical Completion; the Term Commencement Date or any dates relating to the payment of rents hereunder or licence fees other than the determination of the date of completion of the Off Site Works for the purposes of determining the Rental Uplift Date) shall:

20.1 so far as any such difference or question relates to the building or construction work normally falling within the scope of competence of an architect be referred to an architect agreed upon by the parties hereto, but in default of such agreement appointed on the application of either party by or on behalf of the President of the Royal Institution of British Architects; and

20.2 so far as any such difference or question relates to building construction work (not falling within the matters provided for in clause 20.1) all measurement or defects/snagging lists or otherwise to matters normally falling with the scope of competence of a surveyor to be referred to an independent surveyor who shall be a fellow of the Royal Institution of Chartered Surveyors to be agreed upon by the Landlord and the Tenant but in default of such agreement as appointed on the application of either party by or on behalf of the President of the Royal Institution of Chartered Surveyors; and

20.3 so far as any such difference relates to methods of accounting or otherwise to matters usually and properly within the knowledge of a qualified accountant to be referred to a chartered accountant agreed upon by the parties hereto, but in the default of such agreement appointed on the application of either party by or on behalf of the President of the Royal Institute of Chartered Accountants in England and Wales; and

20.4 So far as any such difference or question relates to the rights and liabilities of the parties hereto or to the terms or conditions to be embodied in any deed or document appertaining hereto referred to a Queen's Counsel agreed upon by the parties hereto, but in default of such agreement appointed on the application of either party by or on behalf of the Chairman for the time being of the Bar Council; and

20.5 in determining any such matter referred to such architect, surveyor or chartered accountant shall act as an expert but shall consider any written submissions made to him by any of the parties hereto in making his decision which he shall deliver in writing and the reference to him shall include authority to determine in what manner the costs of the reference shall be paid;

but such Counsel shall act as an arbitrator under the provisions of the Arbitration Act 1996 and the question of his fees shall lie within his award provided always that if the Landlord and the Tenant shall fail to agree as to the nature of the difference or question then it shall be referred to a Queen's Counsel agreed upon by them, but in default of agreement either of them may apply to the Chairman of the Bar Council to appoint a Queen's Counsel to decide in relation to any such matter which of the preceding sub-clauses is applicable thereto and the decision of such Queen's Counsel acting as an expert and not as an arbitrator shall be final.

21.   Applicable Law and Jurisdiction

For the avoidance of doubt and not withstanding the domicile or place of business of any party from time to time having an interest in this Agreement the same shall be governed by and construed in all respects in accordance with the laws of England and Wales and proceedings in connection therewith shall be subject (and the parties hereby submit) to the non-exclusive jurisdiction of the English and Welsh courts and for the purposes of Order 10 Rule 3 of the Rules of the Supreme Court of England and any other relevant rules thereof and the Landlord and the Tenant irrevocably agree that any process may be served upon them by leaving a copy addressed to them at their own address as stated above or such other address as may be notified in writing from time to time to the Landlord in respect of the Tenant or such address as may be notified in writing from time to time in England and Wales to the Tenant in respect of the Landlord.

22.   Non Merger

Notwithstanding completion of the New Lease all the provisions of this Agreement shall continue in full force and effect to the extent provided for in this Agreement and to the extent that they remain to be implemented.

AS WITNESS the hands of the parties hereto or authorised persons on their behalf the day and year first before written.

                                    ANNEXURE 1

                                     (Lease)

Dated                                                           2000

WITTAYU REALTY LIMITED (1)

and

RAZORFISH LIMITED (2)

and

RAZORFISH INC (3)

--------------------------------------------------------------------------------

LEASE

relating to Berry House 4 Berry Street London EC1C
OAA

--------------------------------------------------------------------------------

                                    CONTENTS
1.  INTERPRETATION ..........................................................  1
2.  DEFINITIONS .............................................................  2
3.  DEMISE AND RENTS ........................................................  7
4.  TENANT'S COVENANTS ......................................................  8
5   LANDLORD'S COVENANTS .................................................... 29
6.  PROVISOS ................................................................ 31
7.  DELIVERY AND 1995 ACT ................................................... 35

THE FIRST SCHEDULE .......................................................... 35

THE SECOND SCHEDULE ......................................................... 36

THE THIRD SCHEDULE .......................................................... 38

THE FOURTH SCHEDULE ......................................................... 41

THE FIFTH SCHEDULE .......................................................... 41

11. Rent Review Date: the fifth and tenth anniversaries of the Term Commencement Date and as more particularly provided for in the Third Schedule

12. Term: fifteen years from and including the Term Commencement Date and as more particularly provided in clause 2.19

13.   Term Commencement Date:

                                   PARTICULARS

DATE                                                                        2000

1. Landlord: WITTAYU REALTY LIMITED whose registered office is at 1 Grenville Street St Helier Jersey JE4 9DF

2. Tenant: RAZORFISH LIMITED (Company Number 3016034) whose registered office is at 2 East Poultry Avenue London EC1A 9PT

3. Surety: RAZORFISH INC (File Number 33-30410) whose registered office is at 107 Grand Street New York 10013 USA

4. Premises: The Ground First Second Third Third Floor Mezzanine and Fourth Floors of the Building shown for identification purposes edged red on the attached plans numbered 1 to 5

5. The Estate: All that land at Clerkenwell shown edged blue on the attached plan numbered 6 together with the buildings from time to time erected thereon and all appurtenances belonging to it and all alterations and additions to it from time to time

6. Off Site Works: the works to be carried out in the Estate adjoining the Premises described in the Fifth Schedule

7. Permitted Use: High class offices within the meaning of paragraph (a) of Class B1 of the Town and Country Planning (Use Classes) Order 1987 together with ancillary storage

8.    Rent: [    ] ((pound)[    ]) per annum (exclusive of VAT) subject to
      review in accordance with the terms of the Third Schedule

9.    Rent Commencement Date: [See Agreement for Lease]

10.   Rental Uplift Date: the later of the       day of          and the date
      notified to the Tenant by the Landlord as being the date of completion of the Off Site Works

THIS LEASE is made on the date set out in the Particulars

BETWEEN

(1)   The Landlord specified in the Particulars

(2)   The Tenant specified in the Particulars

WITNESSETH as follows:-

1.    INTERPRETATION

In these Presents unless there is something in the subject or context inconsistent therewith:-

1.1 words importing the masculine gender only shall include the feminine gender and vice versa

1.2 words importing persons shall include firms companies and corporations and vice versa

1.3 words importing the singular number shall include the plural number and vice versa

1.4 where the Landlord and/or the Tenant and/or the Surety consists of two or more persons all covenants by the Landlord and/or the Tenant and/or the Surety shall be deemed to be made by such persons jointly and severally

1.5 save for any reference to the Town and Country Planning (Use Classes) Order 1987 references in this Lease to any Enactment shall be deemed to include every statutory amendment re-enactment and replacement thereof for the time being in force and every statutory instrument rule order notice regulation and direction for the time being made issued or given thereunder or deriving validity therefrom and from time to time thereunder

1.6 any covenant by the Tenant and/or the Surety not to do any act or thing shall be deemed to include a covenant not to permit or suffer the doing of such act or thing

1.7 any rights of entry or other rights hereby granted to the Landlord shall be deemed also to be granted to any Superior Landlord and all persons properly authorised by them and to be granted to them not only in respect of their interest in the Premises but also in respect of any other adjoining or neighbouring property owned by them (but only to the extent that entry is essential)

1.8 the clause and schedule headings are for the purpose of reference only and do not form part of this document nor affect its interpretation or construction

1.9 the details and descriptions appearing in the Particulars shall be included and form part of this Lease

2.    DEFINITIONS

For the purposes of this Lease the terms defined in the Particulars and this clause have the meanings specified

2.1 Building: shall mean Berry House 4 Berry Street London EC1C OAA together with its appurtenances and other areas as is registered at HM Land Registry with Title Number NGL776788

2.2 Common Parts shall mean the entrances lobbies halls staircases landings corridors lifts refuse areas internal and external fire escapes and any external pedestrian ways or forecourts of the Building not forming part of the Premises

2.3 Conduits: shall mean and include ventilating ducts cisterns tanks radiators water and fuel oil and gas and electricity supply pipes sewers drains channels gutters tubes meters soil pipes waste water pipes sprinkler systems and also wires or cables used for the conveyance of electrical current and telephone or similar communications all manner of telecommunications and all similar conducting media and all valves meters traps and switches appertaining thereto

2.4 the Contractual Term: shall mean the term of years specified in the Particulars

2.5 the Deed of Grant: shall mean the deed brief particulars of which are set out in the Sixth Schedule

2.6   Development: shall bear the same meaning as in the Planning Acts

2.7 Enactment: shall mean any and every Act of Parliament already or hereafter to be passed and any statute instrument rule order direction regulation or bye-law already or hereafter to be made under or in pursuance of or deriving validity from any such Act

2.8 the Full Reinstatement Value: shall mean such sums (including VAT thereon where applicable) as the Landlord shall determine to be the full cost from time to time in respect of demolition site clearance (and related costs incurred in shoring up any land or buildings) reconstruction rebuilding and reinstatement of the Building in accordance with all statutory and other requirements regulations and conditions for the time being in force and to such state of repair and condition as shall be commensurate with a high-class development together with incidental expenses and for the avoidance of doubt it is declared that the Landlord may take account of the increase in costs which it considers likely to arise during such period as may be involved in drawing up plans and specifications applying for and obtaining all consents and completing demolition site clearance reconstruction rebuilding and reinstatement as aforesaid

2.9 Group Company: shall mean any company which is for the time being a group company of that party within the meaning of section 42 of the Landlord and Tenant Act 1954

2.10 the Insurance Rent: shall mean a fair and proper proportion reasonably attributable to the Premises of the premium or premiums expended or incurred by the Landlord in effecting or procuring to be effected insurances and any excesses required by the Landlord or required by insurers that would otherwise be borne by the Landlord from time to time

     2.10.1 against loss or damage by any of the Insured Risks for the Full Reinstatement Value of the Building together with a sum sufficient to cover architects' surveyors' and other professional fees remuneration and


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            expenses incidental thereto (if required) and including VAT thereon where applicable)

     2.10.2 against the loss of all rents from time to time payable hereunder for such period (being not less than three years) as is reasonably required by the Landlord from time to time having regard to the likely period required for demolition site clearance reconstruction rebuilding and reinstatement as the case may be in the event of both partial and total destruction and in an amount would take into account potential increases of rent which are likely to take place upon review during the period in question

     2.10.3 against third party risks and property owners' and public liability

     2.10.4 against such other risks as the Landlord may from time to time require

2.11 the Insured Risks: shall mean risks in respect of loss or damage by fire smoke storm or tempest lightning explosion aircraft and other aerial devices or missiles or projectiles or other articles dropped therefrom earthquake riot civil commotion malicious damage bursting or overflowing of water tanks apparatus or pipes flood impact and such other risks or insurances as may from time to time be effected by the Landlord or reasonably requested by the Tenant (including during such time as the United Kingdom may be at war with any foreign power and if and so long as such risk shall be insurable acts of or on account of the Queen's enemies)

2.12 the Landlord: shall mean the Landlord named in the Particulars and where the context so admits shall include the reversioner for the time being immediately expectant on the determination of the Term

2.13 this Lease: shall mean this deed together with any licence granted pursuant hereto any deed of variation of the provisions hereof and any instrument made supplemental hereto

2.14 the Particulars: shall mean the particulars set out in the preceding pages and affixed hereto


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2.15  the Planning Acts: shall mean the Town and Country Planning Act 1990 the
      Planning (Listed Buildings and Conservation Areas) Act 1990 and the Planning (Hazardous Substances) Act 1990 and any future legislation of similar nature or any legislation amending or repealing the same

2.16 Planning Permission: shall mean any permission consent or approval given or deemed to be given under the Planning Acts

2.17 the Premises: shall mean all those premises comprising the ground first second third and fourth floors of the Building bounded by and including

     2.17.1 the interior plaster and other finishes of the external walls of such premises (but excluding any other part of such walls)

     2.17.2 the inner half and interior plaster and other finishes of the non-load-bearing internal walls dividing such premises from other parts of the Building (but excluding any other part of such walls)

     2.17.3 the flooring raised floors floor screeds and any voids beneath them down to (but excluding) the joists slabs or other structures supporting such flooring

     2.17.4 the ceiling finishes and any suspended or false ceilings and any voids between the ceiling and any suspended or false ceiling (but excluding any other part of the ceilings)

     2.17.5 the whole of any non-load-bearing walls columns and partitions within such premises

     2.17.6 the interior plaster and other finishes of load-bearing walls and columns within such premises (being excluding any other part of such walls and columns)

     2.17.7 the internal doors door frames interior windows (and glass contained therein) and fittings at such premises


                                     - 57 -
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     2.17.8 Landlord's fixtures from time to time within such premises but if those fixtures are Conduits then only if they fall within paragraph 10 below

     2.17.9 Conduits within and from time to time exclusively serving such premises and which are owned by the Landlord (but excluding any other Conduits)

      2.17.10 The passenger lifts shown coloured pink on plans 1-5 including the lift shafts lift motor room and all plant and ancillary equipment relating thereto but excluding the windows and window frames of the Building

2.18 the Prescribed Rate: shall mean interest calculated at the rate of Four per centum (4%) per annum above the base rate for lending of The Royal Bank of Scotland plc applicable from time to time during any period during which any payment of interest accrues due under this Lease or (in the event that such base rate is no longer published and used) such other comparable rate of interest as the Landlord may from time to time reasonably stipulate

2.19 the Service Charge: shall mean the Service Charge calculated and payable as provided in the Fourth Schedule

2.20 the Structural Parts: shall mean all parts of the Building other than the Common Parts and the Premises and any other parts which are let or intended for letting by the Landlord

2.21 the Surety: shall mean the Surety named in the Particulars (if any) and shall include if it is an individual its personal representatives

2.22 the Tenant: shall mean the Tenant named in the Particulars and where the context so admits shall include the successors in title and assigns of the Tenant

2.23 the Term: shall mean the term of years specified in the Particulars hereby created and any period of holding over or extension thereof whether by statute or common law where in this Lease the context so admits


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

2.24 VAT: shall mean Value Added Tax or any similar tax which shall replace or supplement Value Added Tax (and unless otherwise stated all references to rent or other monies payable by the Tenant are exclusive of any VAT charged or chargeable thereon)

2.25  1995 Act: shall mean the Landlord and Tenant (Covenants) Act 1995

3.    DEMISE AND RENTS

In consideration of the rents hereby reserved and of the covenants on the part of the Tenant and the Surety hereinafter contained the Landlord HEREBY DEMISES unto the Tenant the Premises together with the rights in common with the Landlord and any other tenants and occupiers of the Building and other persons properly authorised by them specified in Part 1 of the First Schedule EXCEPT AND RESERVING unto the Landlord and any mortgagee and all other persons entitled or properly authorised by it the rights specified in Part 2 of the First Schedule and so far as the same now affect the Premises and are still subsisting and capable of being enforced SUBJECT TO AND WITH THE BENEFIT OF the matters referred to in the property and charges registers of title number NGL776788 and in the documents referred to in the Sixth Schedule TO HOLD the Premises unto the Tenant for the Term YIELDING AND PAYING therefor unto the Landlord yearly during the Term and so in proportion for any less period than a year the following rents:-

FIRST:

From and including the Rent Commencement Date until and excluding the Rental
Uplift Date the sum of          pounds ((pounds)         ) per annum

from and including the Rental Uplift Date and to excluding the First Rent Review
Date the sum of              pounds ((pounds)         ) per annum

thereafter during the Term such rent as may be payable in accordance with the provisions of the Third Schedule (the rent so specified or as increased as aforesaid hereinafter called the "Principal Rent") such rent in each case to be paid by equal quarterly payments in advance on the 25th March 24th June 29th September and 25th December in every year the first such payment (being the proportionate payment due in respect of the period from the Rent

Commencement Date to the quarter day next following) to be made on the Rent Commencement Date

SECONDLY:

From and including the Term Commencement Date or the date of occupation if earlier the Insurance Rent which shall be paid without deduction or abatement within fourteen days of demand therefore

THIRDLY:

The Service Charge Payable in accordance with the provisions of the Fourth Schedule

FOURTHLY:

Interest as shall be required to be paid pursuant to this Lease which shall be paid at the time of payment of the sum bearing the interest and

FIFTHLY:

Any VAT payable on the rents hereby reserved

4.    TENANT'S COVENANTS

The Tenant hereby covenants with the Landlord as follows:-

4.1   To pay rents

      To pay the reserved rents at the times and in manner aforesaid without any set-off deduction or abatement whatsoever (save as required by law) and to pay the same (if so reasonably required by the Landlord) by banker's direct debit or standing order

4.2   To pay outgoings

      4.2.1 To pay and discharge all rates taxes duties charges assessments outgoings and impositions whatsoever (whether parliamentary parochial or otherwise and including but without prejudice to the generality of the foregoing all present and fixture payments for works under any

            Enactment concerning buildings sewerage drainage public health and any other public purposes) (excluding any tax payable by the Landlord occasioned by the receipt of the rents payable hereunder or any disposition of or dealing with the reversion to this Lease) which are now or may at any time hereafter during the Term be payable in respect of the Premises or charged on the owner or occupier in respect thereof

      4.2.2 To pay all VAT which may from time to time (whether by the election by the Landlord or otherwise) be charged or payable on the reserved rents

      4.2.3 To pay for all gas electricity and water consumed on the Premises and for all telephone charges and all rent in respect of the telephone with any rent in respect of the telephone for a period partly before or after the Term being apportioned and to observe and perform at the Tenant's expense all present and future regulations and requirements of the supply authorities

      4.2.4 TO pay the Landlord within fourteen days of demand a fair and proper proportion of the Maintenance Charge payable by the Landlord under the Deed of Grant

4.3   To repair

      At all times during the Term well and substantially to repair replace and rebuild reinstate and renew (where beyond economic repair) maintain and cleanse and keep the Premises in good and substantial repair and condition (excepting damage or destruction of the Premises resulting from the occurrence at the Premises of any of the Insured Risks save to the extent (if at all) that the insurance moneys shall be irrecoverable in consequence of any act or default of the Tenant or persons under its control unless the Tenant has repaid such monies to the Landlord under clause 4.14.5) And also as and when necessary to replace any landlord's fixtures belonging to the Premises with new ones which are similar in type and quality

4.4   To redecorate

      Without prejudice to the generality of the provisions of clause 4.3 in the fifth year and every subsequent fifth year after that date and also in the last six months of the Term (whether determined by effluxion of time or otherwise but not so as to require decoration twice in the same year or in two consecutive years) to have professionally prepared and to paint redecorate or paper with paper of a suitable quality or otherwise treat as the case may be all internal parts of the Premises previously or usually so treated and to wash down all washable surfaces such painting and redecorating to be in the last year of the Term (unless the Tenant is to be granted a new lease) of a colour previously approved by the Landlord all such works to be carried out in a good and workmanlike manner to the reasonable satisfaction of the Landlord

4.5   To yield up

      At the expiration or sooner determination of the Term peaceably and quietly to yield up the Premises together with all additions and improvements made thereto in the meantime and all fixtures and fittings which during the Term may be affixed or fastened to or upon the Premises (excluding Tenant's fixtures and fittings) and in such state and condition as shall in all respects be consistent with a full and due performance by the Tenant of the covenants contained in these Presents

4.6   To comply with statutes

      At all times during the Term to observe and comply in all respects with the provisions and requirements of any and every Enactment (including but without prejudice to the generality of the foregoing the Offices Shops and Railway Premises Act 1963 and the Factories Act 1961 the Fire Precautions Act 1971 the Defective Premises Act 1972 and the Health and Safety at Work etc. Act 1974) so far as they relate to or affect the Premises or any additions or improvements thereto or the user thereof for any purpose or the use or employment therein of any person or persons or any fixtures machinery plant or chattels for the time being affixed thereto or being thereupon or used for the purposes thereof and to execute all works and provide and maintain all arrangements which by or under any Enactment or by any government department local authority or other public authority or duly authorised officer or

      Court of competent jurisdiction acting under or in pursuance of any Enactment are or may be directed or required to be executed provided and maintained at any time during the Term upon or in respect of the Premises or any additions or improvements thereto or in respect of any such user thereof or employment therein of any person or persons or fixtures machinery plant or chattels as aforesaid whether by the owner or occupier thereof

4.7   To comply with notices

      Within seven days of the receipt of notice of the same to give full particulars to the Landlord of any permission notice order or proposal for a notice or order made given or issued to the Tenant by any government department local or public authority under or by virtue of any Enactment and if so required by the Landlord to produce such permission notice order or proposal for a notice or order to the Landlord And also without delay to take all reasonable and/or necessary steps to comply with any such notice or order And also at the request and joint cost of the Landlord and Tenant to make or join with the Landlord in making such objections or representations against or in respect of any such notice order or proposal as aforesaid as the Landlord shall reasonably deem expedient

4.8   To comply with Planning Acts

      4.8.1 At all times during the Term to comply in all respects with the provisions and requirements of the Planning Acts and of all consents permissions and conditions (if any) granted or imposed or having effect thereunder so far as the same respectively relate to or affect the Premises or any part thereof or any operations works acts or things already or hereafter to be carried out executed or done or omitted thereon or the use thereof for any purpose and

      4.8.2 During the Term as often as occasion shall require at the expense in all respects of the Tenant to obtain from (as the case may be) the local planning authority or the Secretary of State for the Environment all such consents and permissions (if any) as may be required for the carrying out of any operations on the Premises or the institution or continuance thereon of any use thereof which may constitute Development but so that no application for Planning Permission shall be made without the previous written consent of the Landlord (such consent not to be unreasonably withheld or delayed where consent for such operations under this lease cannot be unreasonably withheld or delayed) and

      4.8.3 To pay and satisfy any charge which may hereafter be imposed under the Planning Acts in respect of the carrying out or maintenance of any such operations or the institution or continuance of any such use as aforesaid and

      4.8.4 Notwithstanding any consent which may be granted by the Landlord under these Presents not to carry out or make any alteration or addition to the Premises or any change of use thereof (being an alteration or change of use which is prohibited by or for which the Landlord's consent is required to be obtained under these Presents and for which a Planning Permission needs to be obtained) before a Planning Permission therefor has been produced to the Landlord and acknowledged by the Landlord in writing (acting reasonably) as satisfactory to it but so that the Landlord may refuse so to express its satisfaction with any such Planning Permission on the ground that the period thereof or any condition contained therein or anything omitted therefrom in the reasonable opinion of the Landlord's surveyor would be or be likely to be prejudicial to its interest in the Premises

      4.8.5 Unless the Landlord shall otherwise direct to carry out and complete before the expiration or sooner determination of the Term any works stipulated to be carried out to the Premises by a date subsequent to such expiration or sooner determination as a condition of any Planning Permission granted on the application of the Tenant or any permitted subtenant for any Development begun before such expiration or sooner determination and

      4.8.6 If the Landlord reasonably so directs to make application to the relevant planning authority for a determination whether any alteration change of use or other action or proposal by the Tenant requires permission under the Planning Acts and to give written notice to the Landlord of the decision of the relevant authority upon any such application forthwith and

4.9   To permit entry

      To permit the Landlord and its Surveyors or properly authorised agents at all reasonable hours in the daytime on reasonable prior notice being given (or without prior notice in emergency) but not more frequently than is reasonable to enter the Premises or any part thereof to view the same and examine the state and condition thereof or to take inventories of the fixtures and fittings therein or to make any inspection which may be required for the purposes of valuation and/or the Landlord and Tenant Acts 1927 and 1954 or any other Enactment for the time being affecting the Premises or to deal at the relevant time with the assessment of Current Market Rent and the revised rent pursuant to the provision of the Third Schedule the person or persons entering making good to the Tenant in a reasonable manner any damage thereby occasioned to the Premises and causing as little inconvenience to the Tenant as reasonably possible

4.10  To remedy defects

      To repair and make good to the reasonable satisfaction of the Landlord's surveyor all breaches of covenant defects and wants of reparation for which the Tenant may be liable under the covenants herein contained of which notice shall have been given by the Landlord to the Tenant and to have started and be diligently proceeding with the same within 60 days after the giving of such notice or sooner if requisite

4.11  To permit Landlord to enter to remedy defects

      That if the Tenant shall at any time make default in the performance of any of the covenants herein contained relating to the repair maintenance rebuilding renewing reinstating decoration cleansing or condition of the Premises or any part thereof within the period specified in clause 4.10 after notice has been given as aforesaid it shall be lawful for the Landlord and its agents and workmen (but without prejudice to the right of re-entry hereinafter contained) to enter upon the Premises or any part thereof and at the expense of the Tenant to carry out such repairs maintenance rebuilding renewing or reinstating cleansing or decoration as may be necessary in accordance with the covenants and provisions herein contained and the costs and expenses thereof including any Surveyors' or agents' fees together with interest at the Prescribed Rate calculated from day to day from the date on which the Landlord or its agents or workmen first incurred such costs and expenses shall be paid by the Tenant to the Landlord on demand and such amount shall be a debt recoverable by the Landlord

4.12  To permit Landlord's notices

      To permit the Landlord or its agents at any reasonable time to enter upon the Premises and to fix and retain without interference upon any suitable part or parts thereof a notice board or bill for re- letting the same or selling the Landlord's interest therein and in a form and of a size previously approved by the Tenant acting reasonably and without delay and that the Tenant will not remove or obscure the same and will permit all persons by order in writing of the Landlord or its agents to view the Premises at reasonable hours in the daytime on reasonable notice (not being more than 48 hours) without interruption

4.13  To pay fees

      To pay to the Landlord all costs charges and expenses (including but without prejudice to the generality of the foregoing solicitors' costs counsels' architects' and surveyors' and other professional fees) properly incurred by the Landlord:

      4.13.1 Incidental to or in contemplation of the preparation and service of a notice under Section 146 of the Law of Property Act 1925 or in or in the contemplation of any proceedings under Section 146 or 147 of the said Act (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served under the said
             Section 146 is complied
             with by the Tenant or the Tenant has been relieved under the provisions of the said Act and notwithstanding forfeiture is avoided otherwise than by relief granted by the Court)

      4.13.2 Incidental to or in contemplation of the preparation and service of a schedule of dilapidations or notice to repair at any time during or within three months after the expiration of the Term

      4.13.3 In connection with or in procuring the remedying of any breach of covenant on the part of the Tenant contained in this Lease including (but without prejudice to the generality of the foregoing) Bailiff's fees and commissions

      4.13.4 In connection with any application for consent required by this Lease (such costs to include management fees and expenses and costs relating to the preparation or negotiation of any authorised guarantee agreement under the 1995 Act) whether or not such application is withdrawn by the Tenant or consent be granted refused or proffered subject to qualification save where such refusal or qualification is held to be unreasonable

      4.13.5 In connection with any application or notice or claim with regard to improvements or alleged improvements to the Premises pursuant to the Landlord and Tenant Acts 1927 and 1954 or similar Enactments

      4.13.6 In connection with the approval and supervision of any permitted works or any works required by or in pursuance of any Enactment to or affecting the Premises

      4.13.7 In connection with or in procuring an independent professional valuation of the Premises no more frequently than once every three years for the purposes of determining the amount for which the Premises should be insured

4.14  Insurance

      4.14.1 Not to vitiate insurance

             Not to do or omit any act matter or thing whatsoever the doing or omission of which would make void or voidable the whole or any part of any policy of insurance effected on the Premises or cause the premiums payable in respect of any insurance effected in relation to the Premises to be increased beyond the normal rate

      4.14.2 To pay additional premium

             To pay to the Landlord on demand the amount of any increase in the insurance premium payable where such increase is attributable to the use or occupation of the Premises or any act or omission of the Tenant

      4.14.3 To give notice of damage

             In the event of the Premises or any part thereof being destroyed or damaged by any of the Insured Risks to give notice thereof to the Landlord immediately upon its coming to the knowledge of the Tenant

      4.14.4 To comply with requirements

             At all times during the Term to comply with all requirements and recommendations from time to time of the appropriate authority and of the insurers in relation to fire precautions affecting the Premises and at the expense of the Tenant to keep the Premises sufficiently supplied and equipped with fire fighting extinguishing apparatus and appliances of a type to be approved from time to time by the Landlord acting reasonably and suitable in all respects to the type of user of or business or trade carried on upon the Premises which shall be open to the inspection and maintained to the satisfaction of the Landlord and also not to obstruct the access to or means of working such apparatus and appliances by their operations at or connected with the Premises

      4.14.5 To fund rebuilding if insurance avoided

             In the event of the Premises or any part thereof being destroyed or damaged by any of the Insured Risks and the insurance money under any insurance against the same effected thereon by the Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant then and in every such case the Tenant will forthwith (in addition to the rents reserved by these Presents) pay to the Landlord the whole or (as the case may require) a fair proportion of the cost of completely rebuilding and reinstating the same including professional fees and interest on capital and all incidental costs and expenses

4.15  Not to alter services

      Not at any time during the Term to make any material alteration or addition to the electrical installation or other services in the Premises without also first obtaining the previous consent in writing of the Landlord such consent not to be unreasonably withheld or delayed and in any event not to make any alteration or addition to the electrical installation of the Premises save in accordance with the terms and conditions laid down by the Institution of Electrical Engineers and the Regulations of the Electricity Supply Authority or other competent statutory authority or undertaker (as the case may be)

4.16  Alterations

      4.16.1 Structural

             Not to cut maim alter or remove any part of the Premises or to make any structural alteration or any alteration in the plan or elevation or affect alter or modify the external appearance of the Premises or make any addition thereto save that the Tenant may with the previous consent in writing of the Landlord (which shall not be unreasonably withheld or delayed) cut holes in the walls or floor slabs in order to install internal cabling to service the Tenant's fittings and equipment so far as such cabling does not affect any plant or equipment outside the Premises

      4.16.2 Non-structural

             Subject to clause 4.16.1 not without the previous consent in writing of the Landlord (such consent not to be unreasonably withheld or delayed and if granted to be without prejudice nevertheless to the provisions of clauses 4.8 4.15 and 4.24 hereof) nor except in accordance with plans and specifications (with such additional copies thereof as the Landlord may require) previously submitted to and approved by the Landlord nor except to the satisfaction of the Landlord's surveyor to make any non-structural alteration to the Premises or any part thereof provided that the Landlord may (if reasonable) as a condition of giving its consent require that the Tenant shall on the expiration or other determination (howsoever determined) of the Term restore and reinstate the Premises or the part or parts affected to the condition they were in prior to the giving of such consent

      4.16.3 Partitioning

             Notwithstanding clause 4.16.2 but subject to clause 4.16.1 the Tenant may erect, alter or remove internal demountable partitioning without the consent of the Landlord subject to providing the Landlord with detailed plans of such works not less than one month before carrying out the same

4.17  Use of the Premises

Not to use the Premises or any part thereof otherwise than for the Permitted Use and for no other purpose whatsoever

      4.17.1 Not to sell by auction

             Not to permit or suffer any sale by auction to be held within or upon the Premises and not to allow or suffer any goods or wares whatsoever to be sold or exhibited otherwise than from within the Premises and not to solicit for customers or transaction business on the pavement outside the Premises or suffer the same to be done

      4.17.2 Signs notices etc.

             Not to place on the exterior of the Premises or on the windows or inside the windows or showcase or other frontage display area within the Premises so as to be visible from the exterior of the Premises any name writing notice sign placard sticker or advertisement other than a suitable sign of a size and kind first approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed) showing the Tenant's name and business

      4.17.3 Not to use for certain purposes

             Not at any time to use the Premises or any part thereof or allow the same to be used for any public meeting exhibition or entertainment or for any illegal or immoral purpose or for any noisy noxious or offensive trade business or occupation nor permit any musical instrument gramophone wireless loud speaker or similar apparatus to be played or used thereon so as to be audible from outside the Premises nor permit or suffer any part of the Premises to be used as a sex shop or as a residence or sleeping place for any person or persons nor the whole or any part thereof for the purpose of any betting transaction within the meaning of the Betting Gaming and Lotteries Act 1963 or for gaming within the meaning of the Gaming Act 1968 with or between persons resorting to the Premises or for a club where intoxicating liquor is supplied to members or their guests and not to make or permit or suffer to be made any application for a betting office licence or a licence or registration under the Gaming Act 1968 in respect of the Premises or any part thereof

4.18  Not to cause nuisance

      Not to do in or upon the Premises or any part thereof anything which shall or may be or become or cause a nuisance disturbance injury or damage to the Landlord or the owners lessees or occupiers of any adjoining or neighbouring premises

4.19  Not to permit encroachments

      Not knowingly to permit any person or body to acquire any right of light or air or other easement wayleave right privilege or encroachment over the Premises nor to stop up darken or obstruct any window belonging to the Premises and forthwith to notify the Landlord of any attempt thereat and to permit the Landlord and their agents to enter upon the Premises for the purpose of ascertaining the nature of any such encroachment wayleave easement right or privilege and at the request of the Landlord but at the joint cost of the Landlord and the Tenant to adopt such means as may be required or deemed proper for preventing any such encroachment or the acquisition of any such easement right or privilege

4.20  Alienation

      4.20.1 That the Tenant (which expression in this clause shall include any person deriving title under the Tenant including any undertenant whether immediate or not) will not in any circumstances whatsoever:

             (a) assign underlet part with or share possession or occupation of the Premises as a whole except as regards an assignment or underletting where the conditions of clauses 4.20.2 to 4.20.11 (inclusive) have been fulfilled nor to charge or mortgage the whole without giving notice first to the Landlord of the intention so to do or

             (b) charge mortgage assign underlet part with or share possession or occupation of any part or parts only of the Premises except as regards an underletting where the conditions of clauses
                  4.20.3 to 4.20.11 (inclusive) have been fulfilled

             (c) execute any declaration of trust with regard to the whole or any part of the Premises or these presents or hold the same on trust for any person

      4.20.2 That the Tenant will not assign the Premises:-

             (a) Except to an assignee who shall (if reasonably required by the Landlord) first have procured a covenant with the Landlord by an acceptable guarantor or guarantors in the terms (mutatis mutandis) set out in the Second Schedule hereto

             (b) Unless the tenant for the time being has first entered into an authorised guarantee agreement with the Landlord pursuant to section 16 of the 1995 Act guaranteeing the performance by the assignee of the covenants on the part of the Tenant contained in this Lease in the terms (mutatis mutandis) set out in the Second Schedule hereto until the assignee is released from its covenants by virtue of the 1995 Act or the expiry of the Contractual Term (whichever shall be the sooner)

             (c) Unless any guarantor of the tenant for the time being has first entered into a sub-guarantee (in a form reasonably required by the Landlord) guaranteeing the obligations of the tenant contained in any authorised guarantee agreement provided pursuant to clause 4.20.2 (a) above

             (d)  To a Group Company:

             (e) Unless the proposed assignee at the date of application is in the reasonable opinion of the Landlord a company which is capable of paying the rents and performing the tenant's covenants under this Lease

             (f) Unless the Tenant has paid all Principal Rent Insurance Rent and any other material sums due under this Lease prior to the date of assignment which (in the case of those other sums) are not the subject of a genuine dispute

             (g) Unless the proposed assignee and any proposed guarantor are not entitled to claim sovereign or diplomatic immunity from any of the material covenants and obligations contained in this Lease

      4.20.3

             Not to underlet the whole of the Premises without the consent of the Landlord (not to be unreasonably withheld or delayed) PROVIDED THAT:-

             (a) The rent to be reserved by the Tenant shall not be less than the market rent reasonably obtainable without taking a fine or premium and

             (b)  Any underlease shall contain:-

                  (i) An absolute prohibition against charging or assigning part of the Premises parting with possession or sharing occupation of the Premises or part thereof or sub-underletting part of the Premises and

                  (ii) A covenant on the part of the undertenant to pay the rents and other sums reserved by and observe and perform the covenants on the lessee's part contained in the underlease and not suffer or permit at or in relation to the sub-let premises any or thing which would or might be constitute a breach of such covenants or conditions

                  (iii) A covenant on the part of the undertenant not to do or omit suffer or permit at or in relation to the sub-let premises any act or thing which would or might cause the Tenant to be in breach of or which if done omitted suffered or permitted by the Tenant would or might constitute a breach of the covenants on the lessee's part of conditions contained in this Lease

             (c) Prior to entering into any underlease of part of the Premises or an underletting of the whole of the Premises for a term of 5 years or less the parties thereto shall obtain and produce to the Landlord an order from the court authorising the exclusion of Section 24 to 28 inclusive of Landlord and Tenant Act 1954 in relation to the underletting

             (d) Such exclusion provisions shall be duly contained in the underlease

      4.20.4 Not to underlet part only of the Premises except with the consent of the Landlord (not to be unreasonably withheld or delayed) PROVIDED THAT:-

             (a) No more than 10 such underlettings shall be permitted to exist at any one time

             (b) The Premises shall not at any time being in the occupation of more than 10 persons as tenants or sub-tenants of whom the Tenant (including any Group Company) whilst in occupation shall count as one

             (c) Such rent shall be the market rent reasonably obtainable without taking fine or premium

             (d)  Any underlease shall contain:-

                  (i) An absolute prohibition against charging or assigning of part of the underlet premises parting with possession or sharing occupation of the underlet premises or part thereof or sub-underletting the whole or part of the underlet premises

                  (ii) A covenant on the part of the undertenant to pay the rents and other sums reserved by and observe and perform the covenants on the lessee's part contained in the underlease and not suffer or permit at or in relation to the sub-let premises any act or thing which would or might constitute a breach of such covenants or conditions (provided that any underletting for a term of five years or less need not contain any provision for rent review nor a full repairing liability)

                  (iii) A covenant on the part of the undertenant not to do omit suffer or permit at or in relation to the sub-let premises any act or thing which would or might cause the Tenant to be in breach of or which if done omitted suffered or permitted by the Tenant would or might constitute a breach of the covenants on the lessee's part of the conditions contained in this Lease

                  (iv) Prior to entering into any underlease the parties thereto shall obtain and produce to the Landlord an order from the court authorising the exclusion of Sections 24 to 28 inclusive of the Landlord and Tenant Act 1954 in relation to the underletting and

                  (v) Such exclusion provisions shall be duly contained in the underlease

      4.20.5 To incorporate or procure the incorporation in every permitted mediate or immediate underlease such provisions as are necessary to ensure that any such underlease is in all respects consistent with the provisions of this Lease and that the rent thereunder is reviewed on the dates provided for review of rent hereunder and that (subject to clause 4.20.4 above) any further dealing with the premises thereby demised shall be subject to the consent of the Landlord

      4.20.6 Not without the consent of the Landlord (not to be unreasonably withheld or delayed) to vary or permit or suffer any variation of the terms of any mediate or immediate underlease or accept any surrender of all or part of the premises comprised in any such underlease

      4.20.7 Upon a review of the rent reserved by any such underlease to keep the Landlord informed at all times of the progress of such review and to obtain the approval of the Landlord to the amount of any reviewed rent the identity of any expert or arbitrator and the form and content of any submission made to any expert or arbitrator and at the expense of the Tenant to submit to any expert or arbitrator such representations as the Landlord shall reasonably require

      4.20.8 Nothing in this clause 4.20 shall prevent the Tenant from sharing occupation of the whole or any part of the Premises with any company which is for the time being a Group Company of the Tenant subject to (a) the Tenant giving the Landlord written notice of the sharing of occupation and the name of the Group Company concerned within 10 working days after the sharing begins (b) the Tenant and that Group Company remaining Group Companies whilst the sharing lasts and (c) the sharing not creating the relationship of Landlord and Tenant between the Tenant and that Group Company

4.21  To register devolutions

      To give notice in writing of every assignment assent transfer underlease mortgage charge or devolution of or other instrument relating to or affecting the Premises and of the name address and description of the assignee or person upon whom the relevant term may have devolved or of the undertenant mortgagee or chargee and to produce a certified copy of such assignment assent transfer underlease mortgage or charge or any Probate or Letters or Administration or other instrument in any way relating to or affecting the Premises within fourteen days after the execution or grant thereof to the solicitors of the Landlord and to pay their reasonable fees for the registration in respect of each such instrument including any fee payable to any Superior Landlord

4.22  Not to display advertisements

      Not (except in accordance with the provisions of clause 4.17.2 hereof) to place affix or exhibit to or upon the outside of the Premises or in or upon the windows thereof any sign signboard advertisement hoarding fascia placard bill notice poster or other notification whatsoever and on the expiration or sooner determination of the Term to remove or efface any sign signboard advertisement hoarding fascia placard bill notice poster or other notification as aforesaid and to make good any damage caused thereby to the reasonable satisfaction of the Landlord

4.23  Not to overload

      Not to suspend or permit or suffer to be suspended or permit or suffer to be suspended any heavy load from the ceilings or main structure of the Premises nor to load or to use or permit or suffer to be loaded or used the floor or structure of the Premises in any manner which will in any way impose a weight or strain in excess of that which the Tenant has previously been notified in writing such premises are constructed to bear with due margin for safety or which will in any way strain or interfere with the main supports thereof and in the event of any dispute between the Landlord and the Tenant as to the safety margin in relation to the weight or strain placed on the Premises the Tenant shall if reasonably required forthwith arrange at its own cost and expense for a suitably qualified and experienced structural engineer to be instructed by it to inspect the Premises and to prepare a report on the result of such inspection to establish whether there will be any overloading as aforesaid and will provide a copy for the Landlord and the decision of the said structural engineer in this matter shall be final but for the avoidance of doubt the risk of proceeding shall lie with the Tenant in any event

4.24  Not to store inflammable or dangerous substances

      Not to keep store or use in the Premises any petrol benzol or any other highly inflammable spirit liquor fluid or substance or any materials which may attack or in any way injure by percolation corrosion vibration or otherwise the structure of any building comprised therein or the keeping storage or using whereof may contravene any general or local Acts of Parliament or any local regulation or bye-law or constitute a nuisance to the occupiers of neighbouring or adjoining premises

4.25  Not to obstruct drains

      Not to obstruct the drains by oil grease or other deleterious matter but to clean the same as often as may be necessary

4.26  To clean windows and lighting

      To clean the windows (including the plate glass therein and any roof and pavement lights) of the Premises internally and externally at least once in every quarter

4.27  To comply with regulations

      To comply With all reasonable regulations imposed from time to time by the Landlord for the orderly and convenient management of the Estate

4.28  To indemnify

      To indemnify and keep indemnified the Landlord from liability (and from all proceedings costs claims and demands whatsoever in respect thereof) in respect of any injury to or the death of any person or damage to any property movable or any immovable out of the breach of any of the tenant's covenants contained in this Lease or any act omission neglect or default of the Tenant or any persons in the Premises expressly or impliedly with the Tenant's authority

4.29  To give notice of defects

      To give immediately written notice to the Landlord of any defect in or damage to the Premises or any part thereof of which the Tenant is aware which might reasonably give rise to a duty imposed by common law or any Enactment on the Landlord in favour of the Tenant or any other person

4.30  To disclose information

      Upon making any application or request in connection with the Premises or the provisions of this Lease to disclose to the Landlord such information as the Landlord may reasonably require and from time to time on demand during the Term (but not more frequently than is reasonable) and to furnish the Landlord with full particulars of all derivative interests of or in the Premises howsoever remote or inferior including particulars of the rent or rents and service and maintenance charges payable in respect of such derivative interests

4.31  To pay interest

      On all sums payable under this Lease (including rent) to pay interest at the Prescribed Rate on any sum not paid within 14 days of the date upon which any such sum or sums become due such interest to be payable from the date upon which any such sum or sums become due until the date of payment thereof such interest to be recoverable as if the same were so much rent in arrear reserved by these Presents and to be paid hereunder before as well as after any judgment

4.32  To observe covenants etc

      At all times during the Term to observe and perform the covenants conditions or other matters (if any) contained or referred to in the entries on the Title Number NGL776788 so far as the same are for the time being enforceable and capable of taking effect

4.33  Surety

      Within fourteen days after the death during the Term of the Surety or of any person who has or shall have guaranteed to the Landlord the payment of the said rents and the observance and performance of the covenants on the part of the Tenant herein contained or if such person becomes bankrupt or has a receiving Order or an interim Order under Part VIII of the Insolvency Act 1986 made against him or being a company suffers a receiver to be appointed or has a winding up resolution made against it or it enters into liquidation or it has an Administration Order under the said

      Act made against it or enters into a creditors' voluntary arrangement under Part I of the said Act then to give notice thereof to the Landlord and if so required by the Landlord at the expense of the Tenant within twenty-eight days of any such requirement to procure from some other person acceptable to the Landlord acting reasonably covenants in the form set out in the Second Schedule hereto

5.    LANDLORD'S COVENANTS

The Landlord hereby covenants with the Tenant as follows:-

5.1   Quiet enjoyment

      That the Tenant paying the said rents hereby reserved and observing and performing the covenants conditions and agreements hereinbefore contained on the Tenant's part to be observed and performed shall and may quietly enjoy the Premises during the Term without any interruption by the Landlord or persons lawfully claiming under the Landlord

5.2   To insure

      To insure the Building and to keep the same insured in the Full Reinstatement Value against the Insured Risks and in respect of the loss of rent payable hereunder for not less than three years and if so required (not more often than once per year) to produce evidence of payment of the current premium for such insurance to the Tenant and reasonable evidence from the insurers of the terms of the insurance policy and the fact that the policy is subsisting and in effect and to notify the Tenant of any material change from time to time to the policy which affects the Premises and in case of destruction or damage to the Premises by any of the Insured Risks save to the extent (if at all) that

      5.2.1 Payment of any money payable under any policy of insurance shall be refused by reason of any act neglect or default of the Tenant (or persons under its control) (unless such monies have been paid to the Landlord pursuant to clause 4.14.5)

      5.2.2 Any national or local public or other proper authority shall lawfully refuse permission or otherwise lawfully prevent any rebuilding repair or reinstatement as necessary of the Premises to procure that all moneys (except for insurance moneys received in respect of loss of rent) received under or by virtue of any such policy of insurance as aforesaid shall with all due speed (subject to the necessary labour and materials being procurable) be laid out and applied in rebuilding repairing or otherwise reinstating the Building with the Landlord meeting any shortfall out of its own resources and it is hereby agreed and declared that if rebuilding repairing or reinstating of the Building shall be frustrated or incapable of performance the whole of the insurance moneys shall as between the Landlord and the Tenant belong to the Landlord with the exception of any insurance monies received in respect of the Tenant's fixtures and fittings which shall belong to the Tenant provided that on any material reconstruction rebuilding or reinstatement of the Building the Landlord shall use all reasonable endeavours either to procure from any contractor architect or engineer employed by the Landlord in any such reconstruction or reinstatement appropriate warranties in a form to be approved by the Tenant (such approval not to be unreasonably delayed) recording that the contractor or architect or engineer or other professional employed by the Landlord owe a duty of care to the Tenant or to procure that the duty of care owed to the Landlord in such building contract or contract of engagement is expressed also to benefit the Tenant and the rights of the Tenant under the Contract (Rights of Third Parties) Act 1999 are not excluded under such building contract or contract of engagement and provided also that in the event of substantial damage to or the destruction of the Premises by an Insured Risk the above provisions shall have effect as if they obliged the Landlord to rebuild or reinstate either in the form in which they were immediately before the occurrence of the destruction or damage or in that form with such modifications as:

      5.2.3 as may be required by any competent authority as a condition of granting any permissions

      5.2.4 the Landlord may reasonably make with the Tenant's prior written consent (such consent not to be unreasonably withheld or delayed) to reflect the current good building practice but so that the Landlord shall in any event provide in the Premises as rebuilt and reinstated accommodation for the Tenant in the same location which are no less convenient than those which existed immediately before the occurrence of such destruction or damage

5.3   Deed of Grant

      To comply with the obligations on the part of the Landlord under the Deed of Grant and to procure compliance by Choice Win Investment Limited of its obligations under the Deed of Grant

5.4   Structural Parts

      The Landlord shall keep the Structural Parts in good and substantial repair and condition

6.    PROVISOS

Provided always and it is hereby agreed:-

6.1   Forfeiture

      That these Presents are made upon the express condition that if:

      6.1.1 the said rents or any part thereof shall be unpaid for fourteen days after any of the days hereinbefore appointed for payment thereof whether the same shall have been lawfully demanded or not or

      6.1.2 Any covenant on the Tenant's part herein contained shall not be observed or performed or

      6.1.3 The Tenant being an individual or firm shall become bankrupt or compound or arrange with his or its creditors or be the subject of an interim order under the provisions of Part VIII of the Insolvency Act 1986 or being a Company shall without the previous consent in writing of the Landlord under the Companies Act 1985 be re-registered with unlimited liability or shall go into liquidation either compulsory or voluntary (except for the purpose of reconstruction or amalgamation not involving insolvency) or shall have a winding-up order or an administration order made in respect of it or be unable to pay its debts within the meaning of Section 123 of the Insolvency Act 1986 or if an administrator or administrative receiver or receiver or manager shall be appointed or shall enter into a composition with its creditors or a scheme of arrangement of its affairs or

      6.1.4 The Tenant shall suffer any distress or execution to be levied on the goods of the Tenant at the Premises or becomes insolvent then and in any of the said cases and at any time thenceforth it shall be lawful for the Landlord or any person or persons authorised by the Landlord to re-enter into or upon the Premises or any part thereof in the name of the whole and to repossess and enjoy the same as if these Presents had not been made but without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants by the Tenant pursuant to these Presents

6.2   Abatement of rent

      That if during the Term the Premises shall be destroyed or damaged by any Insured Risk so as to be unfit for occupation or use and save to the extent (if at all) that the policy or policies of insurance effected by the Landlord shall have been vitiated or payment of the policy moneys withheld or refused in consequence of any act neglect or default of the Tenant (or persons under its control) the Rents hereinbefore reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Premises shall have again been rendered fit for occupation and use by the Tenant or the expiration of the period in respect of which the Landlord shall have insured loss of rent (whichever shall be the earlier)

6.3   Disputes

      That any dispute arising as between the Tenant and the Landlord or the lessee or occupier of any adjacent or neighbouring premises belonging to the Landlord as to any easement right or privilege enjoyed or used in common as between the Premises and such adjacent or neighbouring premises shall be referred to a single surveyor who shall be appointed and who shall act in the same manner as the independent expert provided for in the Third Schedule insofar as appropriate and whose decision shall be binding upon all parties to the dispute

6.4   Rights

      The Tenant shall not be or become entitled to any right of access to light or air to the Premises or to any other right privilege or easement which would in any way restrict or interfere with the user of any adjoining or neighbouring property for building or any other purpose and section 62 of the Law of Property Act will not apply to this Lease

6.5   No warranty as to Planning Acts

      That nothing in these Presents shall be deemed to constitute a warranty by the Landlord that the Premises are authorised for use under the Planning Acts for any specific purpose or that the same are fit or usable or authorised for any purpose or in any other manner or way

6.6   Notices

      The provisions of Section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply to all notices requires to be served hereunder

6.7   Acceptance of rent

      That no acceptance of or demand or receipt for rent by the Landlord after knowledge or notice received by the Landlord or its agents of any breach of any of the Tenant's covenants herein contained or implied shall operate as a waiver in whole or part of any such breach or of the Landlord's rights of forfeiture or re-entry in respect thereof and no person taking any estate or interest under the Tenant shall be entitled to set up any such acceptance of or demand or receipt for rent as a defence in any action or proceedings by the Landlord

6.8   Compensation

      That upon quitting the Premises the Tenant shall (if and in so far as it is lawful for the parties hereto to make such arrangement) not be entitled to any compensation whatsoever whether under the provisions of any legislation enacted before or after the date hereof or otherwise

6.9   Jurisdiction

      6.9.1 This Lease and all documents supplemental to it are and shall be governed by and construed in all respects in accordance with the law of England

      6.9.2 Each party hereto submits to the non-exclusive jurisdiction of the High Court of Justice of England in relation to any claim dispute or difference which may arise under this Lease and all documents supplemental to it and in relation to the enforcement of any judgment rendered pursuant to any such claim dispute or difference and for the purpose of Order 10 rule 3 of the Rules of the Supreme Court of England (or any modification or re-enactment thereof) each party situated out of the jurisdiction irrevocably agrees that any process may be served on it by leaving a copy thereof either at the address of any person registered with the Registrar of Companies pursuant to Part XXIII of the Companies Act 1985 (or any modification or re-enactment thereof) as being resident in Great Britain and authorised to accept on behalf of that party service of process and any notices required to be served on that party or at the Premises

6.10  Rights of Entry

      Any rights of entry reserved in favour of the Landlord or any other party in this Lease are subject to the following conditions:-

      6.10.1 they shall only be exercised upon reasonable written notice being not less than 48 hours (save in the case of emergency, when no notice shall be required);

      6.10.2 they shall only be exercised at reasonable times of day save in the case of emergency;

      6.10.3 the Landlord shall or shall procure that party exercising such right shall cause as little damage and interference as possible to the property and business of the Tenant and to the Premises and shall or shall procure that the party exercising such shall as soon as practicable remedy any damage so caused at its own cost and

      6.10.4 they shall only be exercised if the matter requiring entry could not reasonably be carried out without entry to the Premises

6.11  Contracts (Rights of Third Parties) Act 1999

      No term of this Lease may be enforced solely by virtue of section 1 of the Contracts (Rights of Third Parties) Act 1999

7.    DELIVERY AND 1995 ACT

7.1 The provisions of this Lease (other than those contained in this clause) shall have no effect until this Lease has been dated

7.2 It is hereby recorded that the tenancy created by this Lease is a new tenancy within the meaning of Section 1(3) of the 1995 Act

IN WITNESS whereof the parties hereto have executed this Lease as a Deed in manner hereinafter appearing the day and year first above written

                      THE FIRST SCHEDULE above referred to

                                     Part 1

                                 Rights Granted

1. The right at all times and for all purposes connected with the Premises to enter and exit the Premises on foot over the Common Parts

2. The right to use the Conduits which do not form part of the Premises at the date of this Lease

3. Rights of support and protection from the rest of the Building to the extent existing at the date of this Lease

4 The right for the Tenant (here meaning Razorfish Limited and Group Companies only) to name the Building subject to the Landlord's prior written consent (not to be unreasonably withheld or delayed)

                                     Part 2

                         (Rights excepted and reserved)

1. The right of support and protection by the Premises for any adjoining subjacent and superimposed property of the Landlord or any extension thereof as requires such support and protection as the same is at present enjoyed from the Premises

2. The right at any time to build or alter add to extend or redevelop any adjoining or neighbouring premises notwithstanding any interference with the access of light or air to the Premises

3. The right of entry on to the Premises to enable the Landlord to comply with its obligations contained in the Deed of Grant

4.    The right to

4.1 inspect connect into repair and replace any Conduits in on under or over the Premises but which do not form part of the Premises

4.2 construct Conduits within the perpetuity period in on over or under the Premises in connection with the provision of services

4.3 connect into and use any Conduits which within that time form part of the Premises and

4.4   cut into any walls floors or ceilings at the Premises for these purposes

5. The right to attach any equipment or notices to the Premises to comply with any legislation or any requirements of the insurers of the Building in a position to be approved by the Tenant (such approval not to be unreasonably withheld or delayed)

6.    The right to enter the Premises

6.1 to view the state and condition of the Premises to measure and undertake surveys of the Premises and to prepare schedules of condition or of dilapidations at the Premises

6.2 to show prospective purchasers of any interest in the Landlord's reversion or in the last six months of the Term (unless the Tenant has applied to the Court for a new tenancy under the 1954 Landlord and Tenant Act and is actively pursuing the same) to show prospective tenants over the Premises

6.3 to determine whether the Tenant is complying with its obligations in this Lease and on any occasion when the Tenant's covenants permit the Landlord to enter to remedy any breach of those obligations

6.4   in connection with the provision of the Services

6.5   in connection with any requirements of the insurers of the Premises

6.6 A right of escape through the Premises in emergency only if the usual escape routes provided within the Common Parts are either unusable or not available in whole or in part and if occupants of the Building or any part thereof can only escape from the Building by passing through the Premises or part or parts thereof

                     THE SECOND SCHEDULE above referred to

                               (Surety Covenants)

1. The Surety in consideration of the demise or licence (or as the case may be) being made by the Landlord at its instance and request hereby covenants with and guarantees to the Landlord that the Tenant will at all times during the continuance of the demise pay the rents reserved by the Lease and all other sums and payments agreed to be paid by the Tenant at the respective times and in manner appointed for payment thereof and will also duly perform and observe and keep the several covenants and stipulations on the part of the Tenant contained in the Lease or any variation thereof and that the Surety will pay and make good to the Landlord all losses costs and expenses sustained by the Landlord through the default of the Tenant in respect of the before mentioned matters provided always that any neglect or forbearance of the Landlord in endeavouring to obtain payment of the said rents and payments as and when the same become due or its delay to take steps to enforce performance or observance of the several stipulations on the part of the Tenant and any time which may be given by the Landlord to the Tenant or the fact that the Tenant for the time being under the Lease may have ceased to exist shall not release or in any way lessen or affect the liability of the Surety under the guarantee on its part hereinbefore contained which shall continue notwithstanding any act or thing whereby but for this provision the Surety would have been released other than a release by deed of the Tenant by the Landlord

2.    The Surety hereby further covenants with the Landlord that:

      2.1 if the Tenant (being a Company) shall go into liquidation and the liquidator shall disclaim the Lease or

      2.2 if the Tenant (being a Company) shall be dissolved and the Crown shall disclaim the Lease or

      2.3 if the Tenant (being an individual) shall become bankrupt and the trustee in bankruptcy shall disclaim the Lease or

      2.4 if the Tenant shall apply under the Insolvency Act 1986 for an interim order or

      2.5 if the Lease shall be forfeited under the provisions in that behalf therein contained then in any such event the Landlord may within three months after any such disclaimer or application or forfeiture by notice in writing require the Surety to accept a lease of the Premises for a term equivalent to the residue which if there had been no disclaimer or forfeiture would have remained of the term granted by this Lease at the same rents and subject to the like covenants and conditions as are reserved by and contained in this Lease the said new lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer or forfeiture and in such case the Surety shall pay the Landlord's proper costs of and accept such new lease accordingly and will execute and deliver to the Landlord a counterpart thereof

3. The Surety hereby further covenants with the Landlord that from time to time upon written request by the Landlord or its successors acting reasonably the Surety or the survivor of them or their respective personal representatives will enter into covenants with any successors in title of the Landlord or other party for the time being entitled to the reversion immediately expectant on the termination of this Lease in terms identical mutatis mutandis with the provisions of this Schedule

                      THE THIRD SCHEDULE above referred to

                                  (Rent Review)

1.    Terms

      In this Schedule the following expressions shall have the following meanings respectively viz:-

1.1   "Rent Review Date" shall mean each of the dates set out in the Particulars

1.2 "the Principal Rent" shall mean the annual rent first reserved or as subsequently increased in accordance with the provisions hereof

1.3 "Current Market Rent" shall mean the yearly rent at which the Premises might reasonably be expected to be let as a whole at the relevant Rent Review Date in the open market without a fine or premium and with vacant possession for a term equal to the unexpired residue of the Term by a willing landlord to a willing tenant on the relevant Rent Review Date with rent reviews at similar intervals and otherwise on the same terms and conditions in all other respects as this Lease other than the amount of rent reserved and any rent free period but including these provisions for rent review

1.4   upon the supposition (if not a fact) that

      1.4.1 the Premises remain in existence and have been fitted out by the Landlord at its own cost to the standard set out in the Specification annexed hereto and are fit for use by the incoming tenant for the purpose permitted by this Lease and that such purposes are permitted uses under the Planning Acts and

      1.4.2 the covenants and conditions on the part of the Tenant contained in this Lease have been duly observed and performed and

      1.4.3 if the Premises have been destroyed or damaged they have been fully restored and

      1.4.4 no work has been carried out to the Premises either before or after the date of this Lease by the Tenant or any permitted undertenant which has diminished the Current Market Rent

      1.4.5 any rent free period or rent concession which may be offered in the case of a new letting in the open market for fitting out purposes shall have expired or been given

1.5   there being disregarded

      1.5.1 any effect on rent of the fact that the Tenant or any permitted undertenant or their respective predecessors in title has been in occupation of the Premises and any goodwill attached to the Premises by reason of the carrying on thereat of the business of the Tenant or any permitted undertenant and

      1.5.2 any effect on rent of any improvement (which is authorised by the Landlord where this Lease so requires) of the Premises or any part thereof carried out by the Tenant or any permitted undertenant or any improvement of the Premises carried out by the Landlord entirely at the Tenant's cost both before and after the date of this Lease

1.6 "Independent Valuer" shall mean an independent Valuer appointed pursuant to paragraph 4 of this Schedule

2.    Increase

      The Principal Rent shall be subject to increases in accordance with the following provisions of this Schedule

3.    Notice

      The Landlord shall be entitled by notice in writing given to the Tenant at any time after the commencement of any period of twelve months preceding a Rent Review Date or at any time after a Rent Review Date to require a review of the Principal Rent and if upon any such review it shall be ascertained or determined that the Current Market Rent of the Premises at the Rent Review Date in question is greater than the Principal Rent payable immediately prior to such Rent Review Date then as from the Rent Review Date in question the Principal Rent shall be increased to the Current Market Rent so ascertained provided that in no circumstances shall the Principal Rent following any such review be less than the Principal Rent payable by the Tenant immediately prior to such Rent Review Date

4.    Determination

4.1 The Landlord and the Tenant may agree the amount of the Current Market Rent at any time but if they do not agree the Current Market Rent the amount of the Current Market Rent may be determined by the Independent Valuer acting as an independent expert

4.2 The Independent Valuer shall be nominated by the Landlord and the Tenant jointly or in the absence of an agreed nomination he shall be nominated by the President for the time being of the Royal Institution of Chartered Surveyors on the application either of the Landlord or of the Tenant

4.3 The Independent Valuer to be nominated shall be a valuer and chartered surveyor having not less than 10 years experience of leasehold valuation of property in the Centre of London being put to the same or similar use as the Premises

4.5 The provisions in paragraph 5 of this Schedule relating to expert determination proceedings shall apply as supplemented by the provisions of this paragraph 4

4.6 If the Independent Valuer refuses to act becomes incapable of acting or dies the Landlord or the Tenant may require the appointment of a replacement arbitrator or expert (as the case may be) in the same manner as applied to the original appointment but without further right of election under paragraph 4.1 on the part of the Landlord

4.7 Either party may pay such costs of the rent review required to be paid by the other as have been determined by the Independent Valuer if they remain unpaid for more than

      21 days after they have become due and then recover these and any incidental expenses incurred from the other party on demand

5.    Expert Determination

5.1 If an independent expert is appointed pursuant to the above provisions he shall be required to:-

      5.1.1 give notice to the Landlord and the Tenant allowing each of them to submit to him within such reasonable time as he may stipulate representations accompanied (if either of them so wish) by a statement of reasons and professional valuations or reports (as the case may be) of which copies are supplied to the other party and

      5.1.2 permit each of the Landlord and the Tenant to make a submission in respect of the other's reasons valuation and reports provided under paragraph 5.1.1 but

      5.1.3 neither the Landlord nor the Tenant may without the consent of the other disclose to the expert correspondence or other evidence to which the privilege of non-production ("without prejudice") properly attaches or refer to the same.

            But the expert shall not be bound by any such submission and he may make his determination as he thinks fit

5.2. The determination of the independent expert shall be final and binding on the parties except in the case of manifest error

6.    Payment of increased rent

      If upon any Rent Review Date the amount of any increased rent shall not be ascertained or determined the Tenant shall continue to pay the Principal Rent at the yearly rate thereof payable immediately prior to the Rent Review Date in question until the quarter day next following the ascertainment or determination of any increased rent whereupon there shall be due as a debt payable by the Tenant to the Landlord on demand a sum equal to the amount by which the increased yearly rent shall exceed the Principal Rent previously payable apportioned on a daily basis from the Rent Review Date in question together with interest thereon at the base rate of the Royal Bank of Scotland plc or such other base rate as is used for the purpose of calculating the Prescribed Rate such interest to be calculated on the amount of each quarterly shortfall on a day to day basis from the date on which it would have been payable if the reviewed rent had been agreed on the relevant Rent Review Date

7.    Interim reviews

      If on any Rent Review Date there shall be in force any enactment which relates to the control of rents and which shall restrict interfere with or affect the right to revise the Principal Rent in accordance with the terms hereof then the Landlord shall be entitled once following each removal relaxation or modification of such enactment to serve notice (hereinafter called an "Interim Notice") upon the Tenant and from and after the date of service of each Interim Notice until the next Rent Review Date or the service of the next Interim Notice (whichever shall first occur) the Principal Rent shall be increased to the Current Market Rent at the date of service of the Interim Notice (if higher than the Principal Rent payable immediately prior thereto) and the provisions of this Schedule shall apply accordingly with the substitution of the said date of service of the Interim Notice for the relevant Rent Review Date provided that this procedure may be repeated as often as necessary

8.    Memorandum

      If upon any such review as aforesaid it shall be agreed or determined that the Principal Rent previously payable hereunder shall be increased the Landlord and the

      Tenant shall forthwith complete and sign a written memorandum recording the increased rent thenceforth payable

                               THE FOURTH SCHEDULE

                                     Part 1

                                (Service Charge)

1.    Definitions and Interpretation

In this Schedule the following expressions shall have the meanings specified unless the context otherwise requires

1.1 "Annual Expenditure" the aggregate expenditure incurred or to be incurred by the Landlord during a Service Year in or incidental to all or any of the following items:

                        1. fuel and Utilities used on the Common Parts or in providing the matters listed in this definition

                        2. maintenance and other contracts entered into' for the provision of the matters listed in this definition

                        3. making such provisions as the Landlord reasonably considers appropriate for anticipated future expenditure including the provision and replacement of any plant machinery lifts or equipment used or to be used in connection with the matters listed in this definition

                        4. leasing any item used in providing the matters listed in this definition

                        5. the fees of managing agents retained by the Landlord for the management of the Building the provision of the matters listed in this definition (or where any of those tasks is carried out by the Landlord a similar charge of the Landlord for that task) not exceeding 10 per cent of the Service Charge

                        6. any other works services or facilities which the Landlord from time to time reasonably considers desirable for the purpose of maintaining or improving the services o facilities in or for the Building which are for the general benefit of all the occupiers of the Building and are in accordance with the principles of good estate management and which the Tenant approves such approval not to be unreasonably withheld or delayed

                        7.    Providing the Services

1.2 "Provisional Service Charge" the amount which in the reasonable opinion of the Landlord shall represent a fair estimate of the Service Charge for the Service Year in question provided that if it should appear necessary or appropriate to adjust the Provisional Service Charge during the Service Year the Provisional Service Charge may be increased or decreased as the case may be at any time

1.3 "Services" the services facilities amenities and items of expenditure specified in Part 2 of this Schedule

1.4 "Service Charge" a fair and proper proportion reasonably attributable to the Premises of the Annual Expenditure provided that if any lettable areas of the Building remain unlet then the Landlord shall be responsible for the proportionate part of the service charge which relates to such lettable areas and such cost shall not form part of the Service Charge

1.5 "Service Year" a calendar year expiring on 31 December or such other annual period as the Landlord shall decide

2.    Provision of the Services

2.1 The Landlord shall throughout the Term provide and carry out the Services in accordance with the principles of good estate management

2.2   The Landlord shall not be liable to the Tenant in respect of

      2.2.1 any failure or interruption in any of the Services by reason of necessary repair maintenance or replacement of any installations or apparatus or their damage or destruction or by reason of mechanical or other defect or breakdown or frost or other inclement conditions or shortage or fuel materials or labour or any other cause beyond the control of the Landlord but the Landlord shall use all reasonable endeavours to restore any such Services as soon as practicable

      2.2.2 any act or omission or negligence of any properly qualified person undertaking the Services or any of them employed in good faith on behalf of the Landlord

      2.2.3 any loss damage interference or annoyance suffered by the Tenant during the carrying out of the development of the remainder of the Estate and any other building construction repairs decorations additions alterations or other works whether structural or otherwise which are necessary or (in the reasonable opinion of the Landlord) desirable to the Estate

2.3 The Landlord may withhold add to or extend vary or alter the Services or any of the them from time to time with the consent of the Tenant (such consent not to be unreasonably withheld) so long as in doing so the Landlord complies with the principles of good estate management and acts reasonably in all the circumstances

3.    Statement of Annual Expenditure

3.1 The Landlord shall as soon as practicable after the end of each Service Year prepare and submit to the Tenant a statement of the Annual Expenditure for that Service Year containing a fair summary of the expenditure referred to in it and showing the Service Charge for that Service Year

3.2 The Landlord may include in any such statement such reasonable and proper provision calculated in accordance with the principles of normal accounting practice and good estate management for expenditure in any subsequent year as the Landlord acting reasonable shall from time to time consider appropriate

3.3 Any omission by the Landlord to include in any such statement any sum expended or liability incurred in that Service Year shall not preclude the Landlord from including such sum or the amount of such liability in an account for any subsequent year

4.    Payment of the Service Charge

4.1 The Tenant shall pay to the Landlord on account of the Service Charge on the 25th March 24th June 29th September and 25th December in each year (or such other quarterly or half yearly days as shall be notified in writing to the Tenant) one quarter of the Provisional Service Charge (or one half where the Landlord shall specify half yearly days for payment)

4.2   If the Service Charge for any Service Year shall:-

      4.2.1 exceed the Provisional Service Charge payments made on account thereof the excess shall be paid by the Tenant to the Landlord within ten working days after written demand or at the option of the Landlord on the next day for payment by the Tenant

      4.2.2 be less than such payments on account the overpayment shall be allowed by the Landlord to the Tenant as a credit against payments to become due or (in the Service Year ending on or after the expiry of the Term) shall be repaid by the Landlord to the Tenant

5.    Continuation

The provisions of this schedule shall continue to apply for 12 months notwithstanding the expiration or sooner determination of the Term but only for the purposes of calculation and payment of the Service Charge for the period down to such expiration or sooner determination

6.    Exclusions

For the avoidance of doubt, the costs of the following shall not form part of the Annual Expenditure

6.1 the repair renewal maintenance or otherwise of any part of the Building (save where such insurance is vitiated through an act or default of the Tenant and the Tenant has not made good any shortfall) to the extent that any monies are recovered by the Landlord from any other insurance policy or third party and

6.2 any fees and expenses attributable to the recovery or review of rents payable by the tenants and other occupiers of the Estate or attributable to the letting of any other part of the Estate of any disposition or dealing with the Landlord's interest in the Estate or any part thereof

                                     Part 2

                                 (The Services)

1. Cleaning renewing maintaining decorating lighting treating and repairing the Common Parts and the Structural Parts

2. Heating and cooling the internal areas of the Common Parts between such hours and at such times of the year as the Landlord in its discretion considers appropriate

3. Providing and replacing refuse containers for occupiers of the Building and arranging for the collection of refuse

4. cleaning the outside and (where forming part of the Common Parts) the inside of all windows and glass at the Building

5. providing operating inspecting maintaining repairing and replacing Conduits (other than Conduits which form part of the Premises or which do not belong to the Landlord)

6.    removing any obstruction on the Common Parts

7. providing operating inspecting insuring and maintaining repairing and replacing any equipment plant and machinery and other materials which are used in providing the matters listed in this part of this Schedule

8.    maintaining furniture and fittings for use on the Common Parts

9. maintaining and when reasonably necessary replacing or altering such security systems for the benefit of the whole (or substantially the whole) of the Building which the Landlord (in the interests of good estate management) reasonably considers appropriate and which may include subject to the Tenant giving its consent (not to be unreasonably withheld) the provision of alarms closed circuit television barriers and other equipment and security guards and patrols (whether employed by the Landlord or engaged as contractors)

10. providing fire detection prevention and fighting equipment and any signs notices or equipment required by the fire authority for the Common Parts and the Structural Parts and maintaining repairing and when necessary replacing such items

11. paying all present and future rates taxes duties and assessments of whatever nature charged on or payable in respect of the Common Parts or Structural Parts or in respect of the Building as a whole

12. complying with any legislation relating to the Common Parts or the Structural Parts or the Building as a whole

13. complying with or where the Landlord reasonably considers it appropriate contesting the requirements or proposals of the local or any other competent authority in respect of the Common Parts or the Structural Parts or of the Building as a whole

14. complying with the matters referred to in clause 6.1 in so far as they relate to the Common Parts the Structural Parts or the Building as a whole

15.   abating any nuisance to the Building

      any of the other items referred to in the definition of Annual Expenditure which the Landlord in its reasonable discretion and from time to time provides for the management or maintenance of the Building

                               THE FIFTH SCHEDULE

                                (Off Site Works)

1. The construction of a Piazza in front of the Building including (for the avoidance of doubt) the link bridge between the Premises and the access route referred to in paragraph 2 below

2. the provision of a vehicular access route linking St John Street to the Piazza in all material respects in the form shown on the planning permission drawing marked "A" annexed Provided Always that the Landlord shall be entitled to alter the location of such access route

                               THE SIXTH SCHEDULE

                       (Documents affecting the Premises)

Date              Document                     Parties

[        ]        Deed of Release Grant and    (1) Choice Win Investment Limited
                  Covenant                     (2) Wittayu Realty Limited

EXECUTED AS A DEED by a duly            )
authorised attorney for and on behalf   )
of WITTAYU REALTY LIMITED               )
the presence of:-                       )

                                   BERRY HOUSE

                   (Internal Fit-Out for Rent Review Purposes

    The Specification of Landlord's Fit Out Works for Rent Review Purposes)

The Landlord has carried out at its cost the Category "A" Fit Out (here meaning the installation of new fittings that will become Landlord's fittings, to a standard needed to meet its incoming Tenant's requirements including (but not limited to) the items listed below

1.    Lighting

Category 2 reflectors in light fittings face fixed or hung from the ceiling to provide a maintained illuminance of 500 lux

2.    Decoration to Ceiling Columns and Non Tiled Areas

Decorated repaired and plastered where relevant and finished with a standard BS paint finish of uniform colour

3.    Raised Access Floor

A fully accessible metal encapsulated floor with floor void and suitable for laying carpet tiles

4.    Installation of Floor Boxes

Type and manufacture to be compatible with raised access floor

5.    Carpeting or other relevant floor finishes

Installation of a floor covering comprising 500 x 500mm tiles with a fibre content of 80% polyproplene and 20% polymide or of equivalent quality

6.    Air Conditioning/Heating and Cooling (including all necessary plant)

Perimeter four pipe fan coil units with a continuous metal encasement with the system

7.    Fire Alarm

A fully addressable system of L1 classification which meets all relevant statutory regulations

8.    Lifts

2 new 8 person passenger lifts

9.    Lavatories and Kitchen Areas

To meet Building Regulation Standards

10.   Staircases and other accesses to the Building

11.   Secondary Glazing/Double Glazing

12.   Decorative lighting and emergency signage throughout

13.   All Fire Doors and Lobby Doors required by Building Regulation

                                   ANNEXURE 2

                            (Licence for Alterations)

Dated                                                                       2000

WITTAYU REALTY LIMITED

to

RAZORFISH LIMITED

--------------------------------------------------------------------------------

LICENCE FOR ALTERATIONS
relating to Berry House 4 Berry Street London EC1R
OAA

--------------------------------------------------------------------------------

                                    CONTENTS
                                                                            Page

1.  INTERPRETATION .......................................................... 1

2.  DEFINITIONS ............................................................. 1

3.  GRANT OF LICENCE ........................................................ 2

4.  TENANT'S COVENANTS ...................................................... 2

5.  AGREEMENT AND DECLARATION ............................................... 2

6.  DELIVERY ................................................................ 4

THE SCHEDULE ................................................................ 4

                             LICENCE FOR ALTERATIONS

                                   PARTICULARS
DATE                                                                        2000

1.    Landlord: WITTAYU REALTY LIMITED

2.    Tenant: RAZORFISH (UK) LIMITED

3. Demised Premises: The premises more particularly described in the Lease but in short known as Berry House 4 Berry Street London EC1R OAA

4.    Lease:

               Date            Parties              Term

                           (1) The Landlord           15 years from the
                           (2) The Tenant                 day of    2000
                           (3) Razorfish Inc

5.    Works means all those alterations and works to the Demised Premises
      comprising [     ] as shown in drawings numbered

                             LICENCE FOR ALTERATIONS

THIS LICENCE is made on the date set out in the Particulars

BETWEEN

(1)   The Landlord

(2)   The Tenant

IT IS AGREED as follows:-

1.    INTERPRETATION

In this Licence save where the context otherwise requires:

1.1 words importing the masculine gender only shall include the feminine gender and vice versa

1.2 words importing persons shall include firms companies and corporations and vice versa

1.3 words importing the singular number shall include the plural number and vice versa and where the Tenant consists of two or more persons all covenants by the Tenant shall be deemed to be made by such persons jointly and severally

1.4 references (if any) in this Licence to any statute rule or order shall be deemed to include every statutory amendment re-enactment or replacement therefor for the time being in force and every statutory instrument rule order notice regulation and direction for the time being made issued or given thereunder or deriving validity therefrom and from time to time thereunder

1.5 the headings in this Licence shall not affect its interpretation or construction

2.    DEFINITIONS

The following expressions shall have the following meanings:

2.1 For all purposes of this Licence the terms defined in the Particulars and this clause have the meanings specified

2.2   Particulars means the particulars affixed hereto

2.3 Landlord and Tenant respectively mean the parties set out in the Particulars and their successors in title

3.    GRANT OF LICENCE

The Landlord hereby grants unto the Tenant licence and consent to carry out in and upon the Demised Premises the Works in accordance with the covenants by the Tenant hereinafter contained and to the reasonable satisfaction of the Landlord's Surveyor

4. TENANT'S COVENANTS

      In consideration of this Licence the Tenant hereby covenants with the Landlord that it will:-

4.1 comply in all respects with all and singular the conditions set out in the Schedule

4.2 pay any increased or extra premium payable for the insurance of the Demised Premises against the risks referred to in the Lease in consequence of the Works and in respect of any increase in insurance cover required as a result of the Works

4.3 during the period of six months immediately preceding the end or sooner determination of the term granted by the Lease (or any continuation or extension thereof) if requested in writing so to do by the Landlord at its own expense reinstate the Demised Premises as the same were prior to the execution of the Works and make good all consequential damage to the reasonable satisfaction of the Landlord and so that the provisions and conditions of the Schedule shall apply mutatis mutandis in relation to such reinstatement

5.    AGREEMENT AND DECLARATION

It is hereby agreed and declared that:-

5.1 this Licence is granted subject to the rights of the owners tenants and occupiers of all adjoining and neighbouring premises and other interested persons

5.2 nothing herein contained shall be deemed to authorise any other or further works to the Demised Premises or any part thereof or in any way lessen the liabilities of the Tenant under the tenant's covenants contained in the Lease or in any deeds or documents (hereinafter called the Documents) prior to the date hereof affecting the Lease or the Demised Premises

5.3 on the completion of the Works all the tenant's covenants provisions and agreements contained in the Lease shall apply mutatis mutandis to the Demised Premises in their then altered state

5.4 the proviso for re-entry contained in the Lease shall be exercisable not only in the case of the breach of any of the covenants therein contained but also in the case of the breach of any of the covenants provisions and conditions expressly or impliedly contained in this Licence or in the Documents

5.5 no claim for compensation shall be made by the Tenant in respect of the Works upon the expiration or sooner determination of the term granted by the Lease (or any continuation or extension thereof) or at any other time

5.6 the approval by the Landlord or its managing agents architects surveyors or engineers of the Works shall not imply any warranty by or on behalf of the Landlord and no liability whatsoever shall attach to the Landlord in respect thereof

5.7 this Licence hereby granted shall cease to be of effect if the Works shall not be commenced within three months of the date hereof and completed to the satisfaction of the Landlord as hereinafter mentioned within six months of the date hereof (or within such further period of time as the Landlord shall consider reasonably necessary to enable the Tenant to complete the same in the event of its being prevented from so doing solely because of matters arising outside its control) but without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach of any of the covenants by the Tenant herein contained

6.    DELIVERY

The provisions of this Licence (other than those contained in this clause) shall have no effect until this Licence has been dated

IN WITNESS whereof the parties hereto have executed this Licence as a Deed the day and year first above written

                                  THE SCHEDULE

1. In this Schedule the following expressions bear the following meanings namely:-

      Planning Acts means The Town and Country Planning Act 1990 and The Planning (Listed Buildings and Conservation Areas) Act 1990 and any Act or Acts for the time being amending or replacing the same and any instruments or orders rules and regulations for the time being in force issued under or by virtue of such Acts or any of them

      Planning Permission means any permission consent or approval given or deemed to be given under the Planning Acts

2.    Before commencing the Works at the expense in all respects of the Tenant:-

2.1 to obtain all necessary Planning Permissions building regulation approvals bye-law consents and other necessary permissions including (but without prejudice to the generality of the foregoing) all consents and approvals in connection with the means of escape in case of fire and to serve all notices as may be required for carrying out the Works and to deliver to the Landlord a copy of any notice given under the Planning Acts and any necessary Planning Permissions and other permissions and thereafter to obtain from the Landlord or its duly authorised agent its acknowledgement in writing that these are satisfactory to the Landlord provided that the Landlord may refuse so to express its satisfaction with any such notice and/or Planning Permission and/or other permission on the ground that anything contained therein or omitted therefrom or (as regards Planning Permission) the period thereof in its reasonable opinion would be or be likely to be prejudicial to the Landlord's interest in the Demised Premises whether during the term created by the Lease or following the determination or expiration thereof

2.2 to obtain the approval of the Works by the Insurance Office with which the Demised Premises are insured

3. To comply with the provisions of all relevant Acts of Parliament and with the lawful requirements of all Local or other interested authorities and in particular (but without prejudice to the generality of the foregoing) with the provisions and requirements of the Planning Acts and of all Planning Permissions or other permissions so far as the same respectively relate to or affect the Works or any operations acts or things already or hereafter to be carried out executed done or omitted in connection with the Works

4. Without prejudice to the generality of the foregoing paragraph to accept appointment by the Landlord to act as the only client in respect of the Works for the purposes of The Construction (Design and Management) Regulations 1994 (hereinafter referred to in this paragraph as the Regulations) (but save as hereinbefore provided it is hereby declared and affirmed that the Tenant is not the agent of the Landlord in respect of the Works) and accordingly to comply fully with all the duties requirements and prohibitions imposed by the Regulations on a client and on a person so appointed including (without limitation) the duty to make and send to the Health and Safety Executive a declaration in accordance with Regulation 4(4) of the Regulations and furthermore -

4.1 to send to the Landlord a copy of the said declaration and of the notice given by the Health and Safety Executive to the Tenant under Regulation 4(5) of the Regulations

4.2 to enter into contractually binding agreements with the Tenant's architects engineers quantity surveyors other designers contractors subcontractors and other persons employed by the Tenant in connection with the Works which shall require them to comply with the Regulations and with the lawful requirements of the planning supervisor and the principal contractor (within the meaning of the Regulations) and which shall require the contractors and the subcontractors not to commence the Works or any part of the Works unless a health and safety plan complying with Regulation 15(4) of the Regulations has been prepared in respect of the Works

4.3 to provide the Landlord with evidence of the Tenant's procedures for ensuring that the Tenant is reasonably satisfied that -

      4.3.1 the said planning supervisor and the said principal contractor have the necessary competence and resources

      4.3.2 that every designer within the meaning of the Regulations has the competence to prepare the designs which the Tenant has arranged for him to prepare and

      4.3.3 that every contractor within the meaning of the Regulations has the competence to carry out or as the case may be manage the construction work (forming part of the Works) which the Tenant has arranged for him to carry out or manage

4.4 to ensure that a health and safety plan containing the information specified in Regulation 15(3) of the Regulations is included in the invitations to persons to tender for the Works

4.5 if the Tenant appoints itself as planning supervisor or as principal contractor to comply fully with all the duties imposed by the Regulations on the planning supervisor or (as the case may be) on the principal contractor

4.6 to deliver to the Landlord as soon as reasonably practicable and in any event within two months after the date upon which the Works are is practically completed the health and safety file for each structure comprised in the Works together with a licence authorising the Landlord to use and copy all and any documents and information contained in the said health and safety file for all purposes connected with the Demised Premises

5. To give to the Landlord not less than fourteen days notice in writing of the Tenant's intention to commence the Works and also to give to the Landlord notice in writing of completion of the Works within fourteen days thereof

6. To carry out and complete the Works in a proper and workmanlike manner and in accordance with all relevant codes of practice with good and proper materials (which materials shall first be approved in writing by the Landlord) and under the inspection of and to the satisfaction of and in accordance with the conditions laid down by (where applicable) the managing agents architects surveyors and engineers for the time being of the Landlord

7. In so far as any alterations to gas electricity and water installations or services in the Demised Premises form part of the Works to obtain the approval thereto of the relevant service authorities or boards and to comply with their respective regulations and requirements and to employ accredited contractors to carry out such alterations in accordance with current codes of practice

8. To comply with the requirements of the insurers of the Demised Premises in respect of the Works

9. To permit the Landlord and where appropriate its managing agents architects surveyors and engineers at all reasonable times on prior notice (save in case of emergency) to enter the Demised Premises to inspect the progress of the Works and the quality of the materials and the workmanship used therein

10. Subject only to any statutory direction to the contrary to pay and satisfy any charge tax or levy that may now or hereafter be imposed under the Planning Acts in respect of the carrying out of the Works

11. Unless the Landlord shall otherwise direct to carry out and complete before the expiration or sooner determination of the term created by the Lease any works stipulated to be carried out to the Demised Premises by a date subsequent to such expiration or sooner determination as a condition of any Planning Permission granted in connection with the Works

12. To carry out the Works with the least possible inconvenience or annoyance to the owners or occupiers of adjoining or neighbouring properties and to make good with all despatch all damage arising out of or incidental to the Works and to indemnify the Landlord effectually against all actions proceedings costs claims damages or demands whatsoever arising in relation to the carrying out and completion of the Works

THE COMMON SEAL of WITTAYU                )
REALTY LIMITED was hereunto affixed       )
in the presence of:                       )

Director

Director/Secretary

THE COMMON SEAL of RAZORFISH              )
(UK) LIMITED was hereunto affixed in the  )
presence of:                              )

Director

Director/Secretary

Dated
                                       (1)
---------------------------------------
(Contractor)

and

                                       (2)
---------------------------------------
(Beneficiary)

--------------------------------------------------------------------------------

MAIN CONTRACTOR'S WARRANTY

relating to works of refurbishment as offices with some residential at Berry House and 148 to 154 St John Street, London
EC1

--------------------------------------------------------------------------------

Speechly Bircham
6 St Andrew Street
London
EC4A 3LX

Ref:  TAR/ADL/111276/309198-1
Date: 14/07/00 15:57 [0.0]

                                    CONTENTS

PARTICULARS

PARTIES

RECITALS

COMPLIANCE CLAUSE
DOCUMENTS CLAUSE
ASSIGNMENT CLAUSE
POST-COMPLETION WORKS CLAUSE
PROFESSIONAL INDEMNITY INSURANCE CLAUSE
LIABILITY CLAUSE
BENEFICIARY CLAUSE
FURTHER SECURITY CLAUSE
NOTICE CLAUSE
YEAR 2000 CLAUSE
JURISDICTION CLAUSE
DEFINITIONS CLAUSE

RESTRICTED MATERIALS SCHEDULE
FURTHER SECURITY SCHEDULE

EXECUTION

                                   ANNEXURE 3

                             (Landlord's Warranties)

SIGNED for and on behalf of
WITTAYU REALTY LIMITED


/s/ C Barlow
-----------------------------------

SIGNED for and on behalf of
RAZORFISH LIMITED


/s/ Michael Simon
-----------------------------------

SIGNED for and on behalf
of RAZORFISH INC.

                                   ANNEXURE 2

                            (Licence for Alterations)

                                   ANNEXURE 3

                             (Landlord's Warranties)
                                    sheet 1

RAZORFISH - TOTAL OF LANDLORD'S CONTRIBUTION (based on area of 44,900 sq. ft.)

-------------------------------------------------------------------------------------------------------------------
ITEM                                                                                LL's CONTRIBUTION
-------------------------------------------------------------------------------------------------------------------
Temporary Disabled Access Ramp                                                      (pound)  10,000.00

Lighting ((pound) 115/ fitting            ((pound) 59/ fitting based on 1 fitting
based on 1 fitting per 75 sq. ft.) or:-    per 35 sq. ft.)                          (pound)  75,688.57 (higher one)

Upper Floor Window Fittings (hig level
opening mechanisms)                       ((pound) 25 per window   (94 windows)     (pound)   2,350.00

False Floor and Carpet                    (pound) 43/ sqm i.e (pound) 4 sq. ft.     (pound) 179,600.00

Floor Boxes                               (pound) 60 per box/ 1 per 10 sq. m        (pound)  25,027.86

Glazed Screen Contribution                                                          (pound)  50,000.00

Metal Staircase                                                                     (pound)  15,000.00

Toilet/ Kitchen areas                     2,100 sq. ft.   (pound) 50/ sq. ft.       (pound) 105,000.00

Fan Coil Encasements                      (pound) 250 per linear metre
                                          300 linear metres                         (pound)  75,000.00

Door Contribution: ((pound) 1030/
double door - 25 doors)                                                             (pound)  25,750.00
Door Contribution: ((pound) 600/
double door - 9 doors)                                                              (pound)   5,400.00

Paint Finish (standard BS Paint) to
ceilings, columns and non tiled areas                                               (pound)  45,000.00

Enhancement to Lift Car Finishes                                                    (pound)  15,000.00

Emergency Lighting (lettable areas)       (pound) 0.25/ sq. ft.                     (pound)  11,225.00

Fire Detection (lettable areas)           (pound) 0.30/ sq. ft.                     (pound)  13,470.00

------------------------------------------------------------------------------------------------------
TOTAL                                                                               (pound) 653,511.43
------------------------------------------------------------------------------------

                                   PARTICULARS

--------------------------------------------------------------------------------
Agreement Date

--------------------------------------------------------------------------------
Contractor

--------------------------------------------------------------------------------
Contractor's Address

--------------------------------------------------------------------------------
Beneficiary

--------------------------------------------------------------------------------
Beneficiary's Address

--------------------------------------------------------------------------------
Employer                   WITTAYU REALTY LIMITED

--------------------------------------------------------------------------------
Development                Speculative refurbishment as offices with some
                           residential

--------------------------------------------------------------------------------
Property                   Berry House and 148 to 154 St John Street, London EC1

--------------------------------------------------------------------------------
Minimum Sum
Insured

--------------------------------------------------------------------------------
Premises                   The [Property] [Development]

                           OR

                           -----------------------------------------------------

                           -----------------------------------------------------
                           forming part of the [Property] [Development]

--------------------------------------------------------------------------------
Warranting                 All subcontractors undertaking any part of the design
Subcontractors(1)          of the Development for which the Contractor does not
                           consider itself responsible to the Employer.
--------------------------------------------------------------------------------

----------

(1) Instead of the text provided, subcontractors may be named or their elements described.

THIS AGREEMENT by deed is made on the Agreement Date

BETWEEN:

(1)   the Contractor of or whose registered office is at the Contractor's
      Address

(2) the Beneficiary of or whose registered office is at the Beneficiary's Address and all permitted assignees under this Agreement

RECITALS:

(A) The Development has been, is being or will be designed and constructed at the Property.

(B) The Contract is an agreement between the Employer and the Contractor [for the completion of design and] for the construction of the Development by the Contractor.

(C) The Contractor currently maintains professional indemnity insurance (the Insurance) in the Minimum Sum Insured.

(D)   The Beneficiary has or will have an interest in the Premises.

(E) The consideration for this Agreement is the payment of one pound by each party to every other party if demanded and the mutual undertakings contained in it.

(F) Certain expressions are defined in the Particulars, in the Definitions clause, and in the clause or schedule in which they are used.

NOW IT IS HEREBY AGREED as follows:

1.    COMPLIANCE

1.1   The Contractor warrants -

      1.1.1 that it has complied and shall comply with -

            (a)   the Contract; and

            (b) the Construction (Design and Management) Regulations 1994 with respect to the Development.

      1.1.2 without prejudice to the generality of the foregoing subclause, that it has seen and shall see that, unless authorised by the Employer in writing or, where such authorisation is given orally, confirmed by the Contractor to the Employer in writing, the Contractor has not used or specified for use and will not use or specify for use in the construction of the

            Development any of the materials, or any substance or method of use or incorporation, which is -

            (a) included in the list of restricted materials contained in the Contract or (if no such list is contained in the Contract) which is described in Part 1 of the Restricted Materials Schedule, or

            (b)   described in Part 2 of the Restricted Materials Schedule.

      1.1.3 that any Warranting Subcontractor which has not executed a Collateral Warranty in favour of the Beneficiary which has been delivered to the Beneficiary has complied and shall comply with all the terms of its subcontract with the Contractor.

2.    DOCUMENTS

2.1 The copyright in all drawings, reports, specifications, bills of quantities, calculations and other documents provided by the Contractor in connection with the Development (the Documents) shall remain vested in the Contractor.

2.2 The Beneficiary shall have an irrevocable, royalty-free, freely assignable and non-exclusive licence to copy and use the Documents, to reproduce the designs and any inventions contained in them, and to grant sublicences, for any purpose related to the Premises including, but without limitation, the construction, completion, extension, maintenance, letting, promotion, advertisement, reinstatement and repair of the Premises.

2.3 The Contractor shall not be liable for any use by the Beneficiary of any of the Documents for any purposes other than those for which they were prepared and provided by the Contractor.

2.4 The Contractor shall at the Beneficiary's request and upon payment or tender of the Contractor's reasonable copying and administrative charges provide the Beneficiary with copies (including negatives and CAD disks) of the Documents, and of the subcontracts for the Development, or any of them.

2.5 The Contractor shall use reasonable endeavours to procure that there shall be granted to the Beneficiary an irrevocable licence as described in clause 2.2 in relation to documents of the same nature as the Documents provided by all sub-contractors for the purposes of or in connection with the Contract

3.    ASSIGNMENT

3.1 The Beneficiary may, without the consent of the Contractor [or the Employer] being required, assign the benefit of this Agreement by way of absolute legal assignment -

      3.1.1 twice to an Interested Party;

      3.1.2 without limit to any company which is in the same group of companies as the Beneficiary;

      save where the Contractor has already executed a Collateral Warranty in favour of such person and delivered it as required by this Agreement.

3.2 Such assignment shall be effective upon written notice of it being given to the Contractor.

4.    POST-COMPLETION WORKS

4.1 Post-Completion Works are any works of repair, improvement or alteration carried out by any person (whether or not the Contractor is or is employed by such person) after Practical Completion, otherwise than under the Contract.

4.2   For the avoidance of doubt -

      4.2.1 the Contractor shall not under this Agreement be liable to the Beneficiary for any loss or damage which the Beneficiary may suffer by reason of Post-Completion Works; and

      4.2.2 no Post-Completion Works shall of themselves invalidate this Agreement, or, subject to the foregoing paragraph, limit or otherwise affect any of the Contractor's obligations under it.

5.    PROFESSIONAL INDEMNITY INSURANCE

5.1 The Contractor shall, subject to the next subclause, maintain the Insurance with insurers carrying on business in the European Union (the Insurers) for at least the Minimum Sum Insured each and every claim and in all in any one period of insurance for a period commencing on the Date of Possession under the Contract or (if sooner) on the date when the Contractor commenced the design and/or construction of the Development and ending twelve years after Practical Completion.

5.2 If the Insurance ceases to be generally available to contractors in the market at commercially reasonable rates, the Contractor shall -

      5.2.1 immediately notify the Beneficiary of the circumstances in which and the reasons why the Insurance has ceased to be so available;

      5.2.2 in good faith discuss with the Beneficiary means of best protecting the respective positions of the Beneficiary and the Contractor in respect of the Development in the absence of the Insurance; and

      5.2.3 unless the only or main reason why the Insurance ceased to be so available was the Contractor's negligent acts or omissions, and subject to the Contractor's compliance with the foregoing paragraphs, cease to be liable to maintain the Insurance unless and until it subsequently becomes so available in the market.

5.3 The Insurance shall be subject to no unusual or unreasonable exclusions, conditions or excess.

5.4   The Policy shall include no Pay to be Paid Clause.

5.5 As and when it is reasonably requested to do so by or on behalf of the Beneficiary, the Contractor shall deliver to the person making the request documentary evidence that the Contractor is maintaining the Insurance.

5.6 The Contractor shall not knowingly do or omit any thing whereby the Policy may become void or voidable.

5.7 The Contractor shall give notice to the Beneficiary of any claim arising under the Policy relating to the Development.

5.8 The Contractor shall not, without the prior approval in writing of the Beneficiary -

      5.8.1 settle or compromise with the Insurers any claim which the Contractor may have against the Insurers and which relates to a claim by the Beneficiary against the Contractor; or

      5.8.2 by any act or omission lose or prejudice the Contractor's right to make or proceed with its claim against the Insurers.

6.    LIABILITY

6.1 The Contractor shall be liable to the Beneficiary for any breach of this Agreement for which the Beneficiary or its insurers have submitted any claim to the Contractor, or commenced any action or proceedings (including adjudication or arbitration) against the Contractor, before the expiry of twelve years after Practical Completion.

6.2 The Beneficiary shall after the expiry of twelve years from Practical Completion commence no action or proceedings (including adjudication or arbitration) against the Contractor for any breach of this Agreement, except where the Beneficiary or its insurers have submitted any claim to the Contractor for the breach before such expiry.(2)

7.    BENEFICIARY

7.1   For the avoidance of doubt -

----------

(2)   Where contractor is an SB client, see document 289721.

      7.1.1 the Beneficiary has no authority to issue any direction or instruction to the Contractor in relation to the performance of the Contractor's duties under the Contract; and

      7.1.2 the Beneficiary has no liability to the Contractor in respect of the moneys payable to the Contractor under the Contract.

8.    NOTICE

8.1   Each party's Notice Address shall be any of the following addresses:

      8.1.1 its address stated in the Particulars, unless it has notified some other address to the party giving the relevant communication; or

      8.1.2 such address (if any) as it may have last notified to the party giving the relevant communication; or

      8.1.3 if it is a corporation having a registered office, its registered office; or

      8.1.4 its principal business address for the time being.

8.2 Any notice or other communication to be given under this Agreement shall be in writing and shall be duly given if it is addressed to the party to whom it is to be given and sent or delivered to that party's Notice Address either -

      8.2.1 by hand; or

      8.2.2 by registered post or recorded delivery, in which case it shall be deemed to have been given 48 hours after being sent; or

      8.2.3 by facsimile transmission and by post, in which case it shall be deemed to have been given on the date of delivery of a sufficiently legible facsimile transmission or (if sooner) upon delivery of the communication by post.

9.    JURISDICTION

9.1 The construction, validity and performance of this Agreement shall be governed by English law and the parties agree to submit to the non-exclusive jurisdiction of the English courts.

10.   DEFINITIONS

10.1 In this Agreement the following expressions shall where the context allows have the meanings assigned to them:

      10.1.1 Agreement Date: see Particulars;

      10.1.2 Beneficiary: see Particulars;

      10.1.3 Beneficiary's Address: see Particulars;

      10.1.4 Contract: see recitals;

      10.1.5 Contractor: see Particulars;

      10.1.6 Contractor's Address: see Particulars;

      10.1.7 Date of Possession: means the Date of Possession under the Contract;

      10.1.8 Development: see Particulars;

      10.1.9 Documents: see Documents clause;

     10.1.10 Employer: see Particulars;

     10.1.11 Employer's Address: see Particulars;

     10.1.12 Insurance: see recitals;

     10.1.13 Insurers: see Professional Indemnity Insurance clause;

     10.1.14 Interested Party: means any person who has acquired or agreed to acquire, or who intends to acquire, the Beneficiary's interest in the Premises;

     10.1.15 Minimum Sum Insured: see Particulars;

     10.1.16 Notice Address: see Notices clause;

     10.1.17 Particulars: means the particulars at the start of this Agreement;

     10.1.18 Pay to be Paid Clause: means any term or condition to the effect that the Contractor must discharge any liability before being entitled to recover from the Insurers, or any other term or condition which might adversely affect the rights of any person to recover from the Insurers under the Third Parties (Rights Against Insurers) Act 1930 or any amendment or re-enactment of it;

     10.1.19 Policy: means the policy of the Insurance for the time being;

     10.1.20 Post-Completion Works: see Post-Completion Works clause;

     10.1.21 Practical Completion: means the date of practical completion of the Development under the Contract;

     10.1.22 Premises: see Particulars;

     10.1.23 Property: see Particulars.

IN WITNESS WHEREOF the parties hereto haveexecuted and delivered this document as a deed the day and year first before written.

                         RESTRICTED MATERIALS SCHEDULE

                              See Compliance clause

                              RESTRICTED MATERIALS

                                     Part 1

The list (if any) of restricted materials contained in the Contract shall apply.

If no list of restricted materials is contained in the Contract, the following list shall apply:

1.    High alumina cement in structural elements.

2.    Wood wool slabs in permanent formwork to concrete.

3.    Calcium chloride in admixtures for use in reinforced concrete.

4.    Asbestos products.

5. Naturally occurring aggregates for use in reinforced concrete which do not comply with British Standard 882:1992 and/or naturally occurring aggregates for use in concrete which do not comply with British Standard 8110:1985.

                                     Part 2

6. Any other substance or method of use or incorporation which is or may reasonably be suspected to be unstable, inadequate, dangerous or otherwise unsuitable for building purposes or for the type of building or conditions for which it is used, or which is in breach of statutory control, or which does not conform to relevant British Standards or Codes of Practice current at the date of specification.

THE COMMON SEAL of the Contractor  )
was hereunto affixed               )
in the presence of:                )


                                   ---------------------------------------------
                                   Director


                                   ---------------------------------------------
                                   Director/Secretary

OR

EXECUTED as a DEED by the          )
Contractor acting by:              )




                                   ---------------------------------------------
                                   Director


                                   ---------------------------------------------
                                   Director/Secretary

THE COMMON SEAL of the Beneficiary )
was hereunto affixed               )
in the presence of:                )


                                   ---------------------------------------------
                                   Director


                                   ---------------------------------------------
                                   Director/Secretary

OR

EXECUTED as a DEED by              )
the Beneficiary acting by:         )


                                   ---------------------------------------------
                                   Director


                                   ---------------------------------------------
                                   Director/Secretary

DATED

-----------------------------------------------------------------------------(1)

and

-----------------------------------------------------------------------------(2)

________________________________________________________________________________

CONSULTANT'S WARRANTY BY

-----------------------------------------------------------------------------

TO TENANT

relating to works of refurbishment as offices with some residential at Berry House and 148 to 154 St John Street London EC1

________________________________________________________________________________

Speechly Bircham
6 St Andrew Street
London
EC4A 3LX

Ref:  TAR/ADL/111276/309194-1
Date: 14/07/00 15:57 [0.0]

                                  PARTICULARS

--------------------------------------------------------------------------------
Agreement Date

--------------------------------------------------------------------------------
Consultant

--------------------------------------------------------------------------------
Consultant's Address

--------------------------------------------------------------------------------
Beneficiary

--------------------------------------------------------------------------------
Beneficiary's Address

--------------------------------------------------------------------------------
Client                     WITTAYU REALTY LIMITED

--------------------------------------------------------------------------------
Development                Refurbishment as offices with some residential

--------------------------------------------------------------------------------
Property                   Berry House and 148 to 154 St John Street, London EC1

--------------------------------------------------------------------------------
Contractor

--------------------------------------------------------------------------------
Consultant's Profession

--------------------------------------------------------------------------------
Minimum Sum Insured

--------------------------------------------------------------------------------
Premises                   The [Property] [Development]

                           OR

                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------
                           forming part of the [Property] [Development]

--------------------------------------------------------------------------------

THIS AGREEMENT by deed is made on the Agreement Date

BETWEEN:

(1)   the current partners of the Consultant practising at the Consultant's
      Address

OR

(1)   the Consultant of or whose registered office is at the Consultant's
      Address

(2) the Beneficiary of or whose registered office is at the Beneficiary's Address and all permitted assignees of the Beneficiary under this Agreement

WHEREAS:

(A) The Development has been, is being or will be designed and constructed at the Property.

(B) The Building Contract is an agreement between the Developer and the Contractor for the design and/or construction of the Development by the Contractor.

(C) The Appointment is an agreement, between the Client and the Consultant, appointing the Consultant to act for the Client in the capacity of the Consultant's Profession in connection with the Development.

(D) The Consultant currently maintains professional indemnity insurance (the Insurance) in the Minimum Sum Insured.

(E) The Client has paid all fees and expenses due and owing by it to the Consultant under the Appointment up to the date of this Agreement.

(F)   The Beneficiary has or will have an interest in the Premises.

(G) The consideration for this Agreement is the payment of one pound by each party to every other party if demanded and the mutual undertakings contained in it.

(H) Certain expressions are defined in the final clause of this Agreement or in the clause or schedule in which it is used.

NOW IT IS HEREBY AGREED as follows:

1.    DUTY OF CARE

1.1 The Consultant warrants to the Beneficiary that it has complied and will continue to comply with the Appointment and, without prejudice to the generality of the foregoing, that it has exercised and will continue to exercise the skill, care and diligence to be expected of a properly qualified member of the Consultant's Profession experienced in carrying out services such as its services under the


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      Appointment in connection with work of a similar size, scope, nature and complexity to the Development -

      1.1.1 in the performance of its duties to and services for the Client under the Appointment;

      1.1.2 (without prejudice to the generality of the foregoing paragraph) -

            (a) to see that, unless authorised by the Client in writing or, where such authorisation is given orally, confirmed by the Consultant to the Client in writing, none of the materials, and no substance or method of use or incorporation, which is -

                  (i) included in the list of restricted materials contained in the Appointment or (if no such list is contained in the Appointment) which is described in Part 1 of
                        Schedule 1, or

                  (ii)  described in Part 2 of Schedule 1,

                  has been or will be specified by the Consultant for use in the construction of the Development;

            (b) in complying with its duties under the Construction (Design and Management) Regulations 1994 with respect to the Development; and

            (c) to see that its services under the Appointment and the designs contained in them will not be adversely affected as a result of the approaching change of century (for which purposes the twentieth century shall be deemed to end and the twenty-first century shall be deemed to begin on 1 January 2000 at 00:00 hours in the time zone local to the System) either prior to, during or after the calendar year 2000, and that the Beneficiary will not experience any adverse impact in those services or in the performance of the Development as a result of any of the services or the designs contained in them being unable to function or unable to function reliably owing to the change of century.

1.2 If and to the extent that the Consultant fails in any respect to comply with clause 1.1.2(c), it shall indemnify the Beneficiary against any loss, damage or expense (including legal fees) sustained or incurred directly or indirectly as a result of such failure; and this indemnity is not subject to any limitation or exclusion contained in this Agreement.

2.    DOCUMENTS, COPYRIGHT AND LICENCES

2.1 The copyright in all drawings, reports, specifications, bills of quantities, calculations and other documents provided by the Consultant in connection with the Development (the Documents) shall remain vested in the Consultant.


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2.2   The Beneficiary shall have an irrevocable, royalty-free, freely assignable and non-exclusive licence (including the right to grant sub-licences) to copy and use the Documents and to reproduce the designs and any inventions contained in them for any purpose relating to the Premises including, but without limitation, the construction, completion, extension, maintenance, letting, promotion, advertisement, reinstatement and repair of the Premises.

2.3 The Consultant warrants to the Beneficiary that the Documents and any such designs and inventions provided by the Consultant in connection with the Development (save to the extent that duly appointed subconsultants have been used) are the Consultant's own original work and that in any event their use in connection with the Development will not infringe the rights of any third party.

2.4 The Consultant shall not be liable for any use by the Beneficiary of any of the Documents for any purposes other than those for which they were prepared and provided by the Consultant.

2.5 The Consultant shall at the Beneficiary's request and (except with respect to CAD disks) upon payment or tender of the Consultant's reasonable copying and administrative charges provide the Beneficiary with copies (including negatives and CAD disks) of the Documents or any of them.

3.    ASSIGNMENT

3.1 The Beneficiary may, without the consent of the Consultant [or the Client] being required, assign the benefit of this Agreement by way of absolute legal assignment -

      3.1.1 twice to an Interested Party;

      3.1.2 without limit to any company which is in the same group of companies as the Beneficiary;

      3.1.3 save where the Consultant has already executed a Collateral Warranty in favour of such person and delivered it as required by this Agreement;

3.2 Such assignment shall be effective upon written notice of it being given to the Consultant.

4.    POST-COMPLETION WORKS

4.1 Post-Completion Works are any works of repair, improvement or alteration carried out by any person after Practical Completion, otherwise than under the Building Contract or in connection with the Consultant's services under the Appointment.

4.2   For the avoidance of doubt -

      4.2.1 the Consultant shall not under this Agreement be liable to the Beneficiary for any loss or damage which the Beneficiary may suffer by reason of Post-Completion Works; and


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      4.2.2 no Post-Completion Works shall of themselves invalidate this
            Agreement or, subject to the foregoing paragraph, limit or otherwise affect any of the Consultant's obligations under it.

5.    PROFESSIONAL INDEMNITY INSURANCE

5.1 The Consultant shall maintain the Insurance with insurers carrying on business in the European Union (the Insurers) for at least the Minimum Sum Insured for any one occurrence or series of occurrences arising out of each and every event for a period commencing on the date when the Consultant's services under the Appointment commenced and ending years after Practical Completion.

5.2 The Insurance shall be subject to no unusual or unreasonable exclusions, conditions or excess.

5.3   The Policy shall include no Pay to be Paid Clause.

5.4 If the Insurance ceases to be available in the market to members of the Consultant's profession at commercially reasonable rates, the Consultant shall -

      5.4.1 immediately notify the Beneficiary of the circumstances in which and the reasons why the Insurance has ceased to be so available;

      5.4.2 in good faith discuss with the Beneficiary means of best protecting the respective positions of the Beneficiary and the Consultant in respect of the Development in the absence of the Insurance; and

      5.4.3 unless the only or main reason why the Insurance ceased to be so available was the Consultant's negligent acts or omissions, and subject to the Consultant's compliance with the foregoing paragraphs, cease to be liable to maintain the Insurance unless and until it subsequently becomes so available.

5.5 As and when it is reasonably requested to do so by or on behalf of the Beneficiary, the Consultant shall deliver to the person making the request documentary evidence that the Consultant is maintaining the Insurance.

5.6 The Consultant shall not knowingly do or omit any thing whereby the Policy may become void or voidable.

5.7 The Consultant shall give notice to the Beneficiary of any claim arising under the Policy relating to the Development.

5.8 The Consultant shall not, without the prior approval in writing of the Beneficiary -

      5.8.1 settle or compromise with the Insurers any claim which the Consultant may have against the Insurers and which relates to a claim by the Beneficiary against the Consultant; or


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      5.8.2 by any act or omission lose or prejudice the Consultant's right to make or proceed with its claim against the Insurers.

6.    EXTENT OF CONSULTANT'S LIABILITY

6.1 The Consultant shall be liable to the Beneficiary for any breach of this Agreement for which the Beneficiary or its insurers have submitted any claim to the Consultant, or commenced any action or proceedings (including adjudication or arbitration) against the Consultant, before the expiry of twelve years after Practical Completion.

6.2 The Beneficiary shall after the expiry of twelve years from Practical Completion commence no action or proceedings (including adjudication or arbitration) against the Consultant for any breach of this Agreement, except where the Beneficiary or its insurers have submitted any claim to the Consultant for the breach before such expiry.

7.    RELATIONSHIP BETWEEN CONSULTANT AND BENEFICIARY UNDER THE APPOINTMENT

7.1   For the avoidance of doubt -

      7.1.1 the Beneficiary has no authority to issue any direction or instruction to the Consultant in relation to the performance of the Consultant's duties under the Appointment; and

      7.1.2 the Beneficiary has no liability to the Consultant in respect of the moneys payable to the Consultant under the Appointment.

8.    NOTICES

8.1   Each party's Notice Address shall be any of the following addresses:

      8.1.1 its address stated in the Particulars, unless it has notified some other address to the party giving the relevant communication; or

      8.1.2 such address (if any) as it may have last notified to the party giving the relevant communication; or

      8.1.3 if it is a corporation having a registered office, its registered office; or

      8.1.4 its principal business address for the time being.

8.2 Any notice or other communication to be given under this Agreement shall be in writing and shall be duly given if it is addressed to the party to whom it is to be given and sent or delivered to that party's Notice Address either -

      8.2.1 by hand; or

      8.2.2 by registered post or recorded delivery, in which case it shall be deemed to have been given 48 hours after being sent; or


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

      8.2.3 by facsimile transmission and by post, in which case it shall be deemed to have been given on the date of delivery of a sufficiently legible facsimile transmission or (if sooner) upon delivery of the communication by post.

9.    JURISDICTION

9.1 The construction, validity and performance of this Agreement shall be governed by English law and the parties agree to submit to the non-exclusive jurisdiction of the English courts.

10.   INTERPRETATION

10.1 In this Agreement the following expressions shall where the context allows have the meanings assigned to them:

      10.1.1 Appointment: see recitals;

      10.1.2 Beneficiary: see the Particulars;

      10.1.3 Beneficiary's Address: see the Particulars;

      10.1.4 Building Contract: see recitals;

      10.1.5 Client: see the Particulars;

      10.1.6 Consultant: see the Particulars;

      10.1.7 Consultant's Address: see the Particulars;

      10.1.8 Contractor: the person with whom the Developer enters into the Building Contract, being the person (if any) named in the Particulars;

      10.1.9 Development: see the Particulars;

     10.1.10 Documents: see clause 2.1;

     10.1.11 Insurance: see recitals;

     10.1.12 Insurers: see clause 5.1;

     10.1.13 Interested Party: means any person who has acquired or agreed to acquire, or who intends to acquire, the Beneficiary's interest in the Premises;

     10.1.14 Minimum Sum Insured: see the Particulars;

     10.1.15 Notice Address: see clause 8.1;

     10.1.16 Particulars: means the particulars at the start of this Agreement;


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     10.1.17 Pay to be Paid Clause: means any term or condition to the effect that the Consultant must discharge any liability before being entitled to recover from the Insurers, or any other term or condition which might adversely affect the rights of any person to recover from the Insurers under the Third Parties (Rights Against Insurers) Act 1930, or any amendment or re-enactment of it;

     10.1.18 Policy: means the policy of the Insurance for the time being in force;

     10.1.19 Post-Completion Works: see clause 4.1;

     10.1.20 Practical Completion: means the date of practical completion of the Development under the Building Contract;

     10.1.21 Premises: see the Particulars;

     10.1.22 Property: see the Particulars.

10.2 Where the Consultant is a partnership, references in this Agreement to "the Consultant" shall include every present and future partner of the partnership, and the liability of each such partner under this Agreement shall be joint and several.

IN WITNESS WHEREOF the Consultant has executed and delivered this document as a deed the day and year first before written.


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                                   SCHEDULE 1
                            TO CONSULTANT'S WARRANTY

                                Clause 1.1.2(a)

                              RESTRICTED MATERIALS

                                     Part 1

The list (if any) of restricted materials contained in the Appointment shall apply.

If no list of restricted materials is contained in the Appointment, the following list shall apply:

1.    High alumina cement in structural elements.

2.    Wood wool slabs in permanent formwork to concrete.

3.    Calcium chloride in admixtures for use in reinforced concrete.

4.    Asbestos products.

5. Naturally occurring aggregates for use in reinforced concrete which do not comply with British Standard 882:1992 and/or naturally occurring aggregates for use in concrete which do not comply with British Standard 8110:1985.

                                     Part 2

6. Any substance or method of use or incorporation which is or may reasonably be suspected to be unstable, inadequate, dangerous or otherwise unsuitable for building purposes or for the type of building or conditions for which it is used, or which is in breach of statutory control, or which does not conform to relevant British Standards or Codes of Practice current at the date of specification.


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SIGNED and DELIVERED as   )
a DEED by                 )
                          )
on behalf of              )
the Consultant            )
in the presence of:       )


SIGNED and DELIVERED as   )
a DEED by                 )
                          )
on behalf of              )
the Consultant            )
in the presence of:       )


SIGNED and DELIVERED as   )
a DEED by                 )
                          )
on behalf of              )
the Consultant            )
in the presence of:       )

SIGNED and DELIVERED as   )
a DEED by                 )
                          )
on behalf of              )
the Consultant            )
in the presence of:       )

---------------------------

SIGNED for and on behalf of
WITTAYU REALTY LIMITED


---------------------------

SIGNED for and on behalf of
RAZORFISH LIMITED


---------------------------

SIGNED for and on behalf of
RAZORFISH


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

                                                                       M&F DRAFT
                                                                         7/26/00

                                 ________,2000

Wittayu Realty Limited
1 Granville Street
St. Helier
Jersey JE4 90F
England

      Re: Lease relating to Berry House, 4 Berry Street, London EC1R 0AA, dated as of _______, 2000, among Wittayu Realty Limited, Razorfish Limited and Razorfish Inc.

Ladies and Gentlemen:

      We have acted as counsel for Razorfish Inc., a Delaware corporation (the "Company") in connection with the transactions contemplated by that certain Lease (the "Lease") relating to Berry House, 4 Berry Street, London EC1R 0AA (the "Premises"), dated as of _______, 2000, among Wittayu Realty Limited ("Landlord"), Razorfish Limited ("Razorfish Ltd.") and the Company.

      We have examined originals or copies of the following documents (the "Documents"):

            (i) the Lease; and

            (ii) Agreement for Lease (the "Agreement") relating to the Premises, dated as of _______, 2000, among Landlord, Razorfish Ltd. and the Company.

      In addition, we have examined such records, documents, certificates of public officials and of the Company, including the Company's Certificate of Incorporation and by-laws, made such inquiries of officials of the Company, and considered such questions of law as we have deemed necessary for the purpose of rendering the opinions set forth herein. We have made no independent investigation as to whether such certificates are accurate or complete, but we have no knowledge of any such inaccuracy or incompleteness.

      Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based upon our knowledge, it is intended to signify that, in the course of our representation


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Wittayu Realty Limited
_____, 2000
Page Two

of the Company (in connection with the matter described in the first paragraph hereof), we have not acquired actual knowledge of the existence or absence of such facts. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Company.

      Our opinion in paragraph (a) below as to the good standing of the Company is based solely upon certificates of public officials in the state named in that paragraph. We have made no independent investigation as to whether those certificates are accurate or complete, but we have no knowledge of any such inaccuracy or incompleteness.

      Our opinion in paragraph (e) below is based on a review of those laws and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Documents.

      We have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies. We have also assumed that each party to the Documents, other than the Company, has the power and authority to execute and deliver, and to perform and observe the provisions of each Document to which it is a party. We have assumed that each party to the Documents, other than the Company, has duly authorized, executed and delivered each Document to which it is a party and that such Documents constitute the valid and binding obligations of such party. We have assumed that the transactions contemplated by the Documents do not violate the public policy of any jurisdiction other than New York having a substantial relationship to that transaction. We have also assumed that no provision of the laws of England applicable to the Documents violates the public policy of any jurisdiction having a substantial relationship to the transactions contemplated by the Documents. We have also assumed that each Document constitutes at the time of execution a valid and binding obligation of Razorfish Ltd. enforceable against it in accordance with its terms.

      The opinions hereinafter expressed are subject to the following further qualifications and exceptions:

      (1) The effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination. Without limiting the generality of the foregoing qualification, we advise you that, if the Company has not been given fair or reasonably equivalent consideration for its agreement to guaranty the obligations of Razorfish Ltd., and the Company is, or by executing the Documents may become, insolvent, or will be rendered insolvent by the transactions contemplated by the Documents, or, after giving effect to such transactions, will be left with unreasonably small capital with which to engage in its anticipated business, or will have intended to incur, or will have believed it has incurred, debts beyond its ability to pay as such debts mature, then the guaranty covenants may be voidable by creditors of the


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Wittayu Realty Limited
_____, 2000
Page Three

      Company or by a trustee or receiver of the Company in bankruptcy or similar proceedings pursuant to bankruptcy, fraudulent conveyance or similar laws.

      (2) Limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Documents, and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where their breach is not material.

      (3) The effect on the opinions expressed herein on (A) the compliance or non-compliance of any party to the Documents (other than the Company) with any laws or regulations applicable to it, including without limitation, any federal or state securities laws, or (B) the legal or regulatory status or the nature of the business of any such party.

      (4) The enforceability of provisions of the Documents providing for indemnification or contribution, to the extent such indemnification or contribution is unconscionable or against public policy.

      (5) The enforceability of provisions of the Documents which purport to establish evidentiary standards or to make determinations conclusive.

      (6) We express no opinion as to the enforceability of provisions of the Documents which purport to transfer rights under contracts, the transfer of which is restricted by the terms thereof or by law.

      (7) We express no opinion as to the enforceability of provisions of the Documents which purport to establish evidentiary standards or to make determinations conclusive or powers absolute.

      (8) We express no opinion as to the enforceability of provisions of the Documents which are construed as effectively imposing a penalty.

      (9) The effect of judicial decisions which may permit the introduction of extrinsic evidence to supplement the terms of the Documents or to aid in the interpretation of the Documents.

      (10) The effect of Sections 5301 et seq. of the New York Civil Practice Law and Rules, which, in part, provide that a "foreign country judgment" (as defined therein) shall not be conclusive and need not be recognized if:

            (a) the judgment was rendered under a system which does not provide impartial tribunals or procedures compatible with the requirements of due process of law;

            (b) the foreign court did not have personal jurisdiction over the defendant;

            (c) the foreign court did not have jurisdiction over the subject matter;


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Wittayu Realty Limited
_____, 2000
Page Four

            (d) the defendant in the proceedings in the foreign court did not receive notice of the proceedings in sufficient time to enable him to defend;

            (e)   the judgment was obtained by fraud;

            (f) the cause of action on which the judgment is based is repugnant to the public policy of this state;

            (g) the judgment conflicts with another final and conclusive judgment;

            (h) the proceeding in the foreign court was contrary to an agreement between the parties under which the dispute in question was to be settled otherwise than by proceedings in that court; or

            (i) in the case of jurisdiction based only on personal service, the foreign court was a seriously inconvenient forum for the trial of the action.

      (11) We call to your attention that (a) effective enforcement of a claim denominated in foreign currency may be limited by requirements that the claim (or judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a specified date, and
      (b) we express no opinion as to whether a court would award a judgment in a currency other than U.S. dollars.

      Based upon and subject to the foregoing, we are of the opinion that:

      (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

      (b) The Company has the requisite corporate power and authority to execute and deliver, and to perform and observe the provisions of, the Lease.

      (c) The Lease has been duly authorized, executed and delivered by the Company. The Lease constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

      (d) No registration with, consent or approval of, notice to, or other action by, any United States governmental entity is required on the part of the Company for the execution, delivery or performance by the Company of the Lease, or if required, such registration has been made, such consent or approval has been made, such consent or approval has been obtained, such notice has been given or such other appropriate action has been taken.

      (e) To our knowledge, the execution, delivery and performance of the Lease by the Company will not (except as contemplated in the Lease) conflict with or result in a violation of any provision of law, rule or regulation having applicability to the Company in transactions such


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Wittayu Realty Limited
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Page Five

as those contemplated by the Lease or of the Certificate of Incorporation or by-laws of the Company.

      (f) The choice of English law to govern the Lease is valid and binding on the Company.

      (g) The submission by the Company under the terms of the Lease to the non-exclusive jurisdiction of the courts of England is valid and binding on the Company.

      We express no opinion as to matters governed by any laws other than the laws of the States of New York, the Delaware General Corporation Law and the Federal laws of the United States of America, which are in effect on the date hereof. We note that the parties to certain of the Documents have stated therein their intention that the Documents are to governed by the laws of England. We are licensed to practice law in the State of New York; therefore, with your permission and without independent investigation, we have rendered the opinions set forth herein as though the laws of England are the same in all relevant respects as those of the State of New York. However, we draw your attention to the fact that the laws of the State of New York may differ from those of England with respect to guaranties, certain waivers of rights, remedies on default and other matters relevant to the opinions expressed herein.

      In addition, we express no opinion as to whether the courts of England would accept jurisdiction to hear or determine any suit, action or proceeding, or to settle any dispute, which may arise out of or in connection with any of the Documents.

      This opinion is given by us as counsel for the Company as of the date hereof and we undertake no obligation, and hereby disclaim any obligation, to update or supplement this opinion in respect to subsequent changes in the law or future events affecting the transactions contemplated in the Documents.

      This opinion is solely for your benefit and may not be relied upon by, nor may copies be delivered to, any other person without our prior written consent.

                                        Very truly yours,

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